--------------------------------------------------------------------------------

                       PROSPECTUS DATED OCTOBER 31, 1997

                      AHA INVESTMENT FUNDS, INC.
                      100 HALF DAY ROAD
                      LINCOLNSHIRE, ILLINOIS 60069
--------------------------------------------------------------------------------

    AHA Investment Funds, Inc. (the "Fund"), is an open-end, diversified, management investment company (commonly known as a "mutual fund"). Shares of the Fund are available only to participants in the American Hospital Association Investment Program (the "Program"), and to the American Hospital Association (and its affiliated companies). The Fund is designed to provide Participants in the Program with a cost-effective method of pursuing a professionally managed, diversified program for investment of their pension funds and corporate assets, and implementing asset allocation decisions. The Fund is comprised of four investment portfolios, each managed by two or more Investment Managers with the exception of the Limited Maturity Fixed Income Portfolio. Hewitt Associates LLC is the Fund's Investment Consultant. Shares of the following Portfolios are offered directly by the Fund, without any sales charge ("no-load"), and are redeemable, at the respective Portfolios' current net asset values per share:
--------------------------------------------------------------------------------

LIMITED MATURITY FIXED INCOME PORTFOLIO: Seeks a high level of current income, consistent with preservation of capital and liquidity. Invests primarily in high quality fixed income securities and maintains an average dollar weighted portfolio maturity of five years or less.

FULL MATURITY FIXED INCOME PORTFOLIO: Seeks over the long term the highest level of income consistent with preservation of capital. Invests primarily in high quality fixed income securities. There is no restriction on the maximum maturity of the securities purchased. The average dollar weighted portfolio maturity will vary and may exceed 20 years.

DIVERSIFIED EQUITY PORTFOLIO: Seeks long-term capital growth. Invests primarily in equity securities and securities having equity characteristics.

BALANCED PORTFOLIO: Seeks a combination of growth of capital and income. Invests varying proportions of its assets in equity and fixed income securities, with not less than 25 percent of total assets invested in fixed income securities.
--------------------------------------------------------------------------------

    In pursuing their investment objectives, the Portfolios may utilize a variety of investment techniques. See "Investment Descriptions and Practices." Options on securities and financial futures and related options may be utilized by each of the Portfolios and involve certain risks. See "Special Investment Techniques."

INVESTMENT CONSULTANT:

HEWITT ASSOCIATES LLC
100 Half Day Road
Lincolnshire, Illinois 60069

    This Prospectus provides the basic information you should know before investing in the Fund. Please read it and keep it for future reference. A Statement of Additional Information dated October 31, 1997 containing further information about the Fund has been filed with the Securities and Exchange Commission. You can obtain a copy without charge by writing AHA Investment Funds, Inc., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701 or by calling 1 (800) 445-1341.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE STATEMENT OF ADDITIONAL INFORMATION, DATED AUGUST 31, 1997, IS HEREBY INCORPORATED BY REFERENCE INTO THIS PROSPECTUS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                                               PAGE
                                                                                                             ---------
PROSPECTUS SUMMARY.........................................................................................      3
SUMMARY OF FUND EXPENSES...................................................................................      5
CONDENSED FINANCIAL INFORMATION............................................................................      7
ABOUT THE FUND.............................................................................................     10
INVESTMENT OBJECTIVES AND POLICIES.........................................................................     11
INVESTMENT RESTRICTIONS....................................................................................     18
SPECIAL INVESTMENT TECHNIQUES..............................................................................     18
MANAGEMENT ARRANGEMENTS....................................................................................     22
EXPENSES AND FEES..........................................................................................     23
HOW SHARES CAN BE PURCHASED................................................................................     24
HOW TO REDEEM SHARES.......................................................................................     25
SERVICES PROVIDED BY THE FUND..............................................................................     27
DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES...........................................................     28
FUND PERFORMANCE...........................................................................................     29
ADDITIONAL INFORMATION.....................................................................................     30
INVESTMENT CONSULTANT PROFILE..............................................................................     31
INVESTMENT MANAGER PROFILES................................................................................     31
CORPORATE SECURITIES RATINGS (Appendix)....................................................................     A-1

                               PROSPECTUS SUMMARY

THE FUND                   The Fund, a Maryland corporation, is an open-end,
                           diversified, management investment company. It is
                           comprised of four investment portfolios (the
                           "Portfolios"), each with different investment objectives
                           and policies. See "Investment Objectives and Policies."

THE OFFERING               Shares of common stock, $0.01 par value, of each of the
                           Portfolios, are offered on a continuous basis directly by
                           the Fund to participants in the American Hospital
                           Association Investment Program (the "Program") and to the
                           American Hospital Association ("AHA") and its affiliates.
                           Participants in the Program are member hospitals of AHA
                           and their affiliated organizations, including employee
                           benefit plans. Other hospital associations affiliated
                           with AHA and their sponsored and affiliated organizations
                           are also eligible to become Participants. Hewitt
                           Associates LLC provides asset management consulting
                           services to participants in the Program. Participants can
                           implement asset allocation policies and pursue their
                           investment goals through investment in shares of one or
                           more of the Portfolios. See "About The Fund."

SHARE PRICE                Shares of each Portfolio are offered at the net asset
                           value per share of the Portfolio next computed after
                           receipt of an order to purchase shares in proper form
                           without any sales charge. See "How Shares Can Be
                           Purchased."

MINIMUM PURCHASE           Minimum initial investment in the Fund is $1 million,
                           with a $100,000 per Portfolio minimum. Subsequent
                           investments in a Portfolio must be at least $100,000. See
                           "How Shares Can Be Purchased."

INVESTMENT CONSULTANT      Hewitt Associates LLC ("Hewitt") is the Fund's Investment
                           Consultant. Hewitt selects the Investment Managers of the
                           Portfolios, subject to the Board of Directors' approval.
                           In addition, it supervises and evaluates the performance
                           of the Investment Managers, allocates assets among them
                           and provides certain other services. See "Management
                           Arrangements."

THE INVESTMENT MANAGERS    The investments of the Portfolios are managed by various
                           advisory organizations which serve as the Investment
                           Managers. See "Management Arrangements." The
                           organizations presently serving as Investment Managers
                           are listed and described under "Investment Manager
                           Profiles."

FEES AND EXPENSES          The Fund pays no fees to Hewitt or to the Investment
                           Managers. Fees of the Investment Managers are paid by
                           Hewitt. Participants in the Program pay fees to Hewitt
                           for the services they receive. See "Expenses and Fees."
                           The Fund directly bears certain expenses of its
                           operations, including the fees and expenses accounting
                           and other services provided by Firstar Trust Company. See
                           "Additional Information."

DIVIDENDS AND CAPITAL      Income dividends of the Limited Maturity Fixed Income
GAINS DISTRIBUTIONS        Portfolio and the Full Maturity Fixed Income Portfolio
                           are declared daily and payable monthly. The Diversified
                           Equity Portfolio and the Balanced Portfolio declare and
                           pay income dividends quarterly. Capital gains, if any,
                           are distributed at least annually. Dividends and capital
                           gains distributions are automatically reinvested in
                           additional shares at net asset value unless a shareholder
                           elects to have them paid by check. See "Dividends,
                           Capital Gains Distributions and Taxes."

REDEMPTION OF SHARES       Shares can be redeemed at net asset value of the
                           Portfolio next determined after receipt of a redemption
                           request in proper form, without any charge. Requests can
                           be made in writing or by telephone and will be paid by
                           wire or, if requested, by check. Shares may be subject to
                           involuntary redemption under certain circumstances. See
                           "How to Redeem Shares."

EXCHANGE PRIVILEGE         Shares of any Portfolio may be exchanged for shares of
                           any other Portfolio on the basis of relative net asset
                           values of the Portfolios at the time of exchange, without
                           charge, subject to the minimum investment requirements of
                           each Portfolio. See "Services Provided by the Fund."

RISKS                      The net asset values per share and dividends of the
                           Portfolios will fluctuate. Investors should review
                           carefully the investment objectives, policies and
                           procedures of the Portfolios and consider their ability
                           to assume the risks involved in owning shares. Some
                           investment practices of the Portfolios involve certain
                           risks. These practices include: use of repurchase
                           agreements; purchase of foreign securities; lending
                           securities; use of options on securities, stock index
                           options, interest rate futures and related options, and
                           stock index futures and related options. See "Investment
                           Objectives And Policies" and "Special Investment
                           Techniques."

    THE ABOVE SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

                            SUMMARY OF FUND EXPENSES

    The following table illustrates the expenses and fees that each Portfolio of the Fund expects to incur and that shareholders can expect to bear. The expenses of the Portfolios are illustrated based upon the actual expenses incurred by each Portfolio during the fiscal year ended June 30, 1997. Actual expenses of the Portfolios in the future may be more or less than the expenses set forth in the table and the examples that follow.

SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases                                         None
Maximum Sales Load Imposed on Reinvested Dividends                              None
Deferred Sales Load Imposed on Redemptions                                      None
Redemption Fees                                                                 None
Exchange Fees                                                                   None

ANNUAL PORTFOLIO OPERATING EXPENSES
(AS A PERCENTAGE OF NET ASSETS)

                                                     LIMITED MATURITY
                                  FULL MATURITY                         DIVERSIFIED EQUITY
                                   FIXED INCOME        FIXED INCOME                         BALANCED PORTFOLIO
                                    PORTFOLIO           PORTFOLIO           PORTFOLIO
                                ------------------  ------------------  ------------------  ------------------
Management Fees                               None                None                None                None
12b-1 Fees                                    None                None                None                None
Other Expenses
  1.  Custody fees                 0.05%               0.02%               0.03%               0.07%
  2.  Audit, legal,
      administration and
      miscellaneous                0.16%               0.10%               0.14%               0.16%
  3.  Fee to Hewitt Associates
      LLC*                         0.50%               0.50%               0.75%               0.75%
                                --------            --------            --------            --------
    Total Other Expenses                     0.71%               0.62%               0.92%               0.98%
                                          --------            --------            --------            --------
Total Portfolio Operating
 Expenses                                    0.71%               0.62%               0.92%               0.98%
                                          --------            --------            --------            --------
                                          --------            --------            --------            --------

EXAMPLE:
You would pay the following expenses on a $1,000 investment assuming a 5% annual return and redemption at the end of each time period.

1 Year..................................  $     7             $     6             $     9             $    10
3 Years.................................       23                  20                  29                  31
5 Years.................................       40                  35                  51                  54
10 Years................................       89                  78                 112                 120

---------
* As discussed below, shareholders will incur this fee directly as Participants in the American Hospital Association Investment Program. The table assumes the standard fee applicable for the standard level of Program services.

    The expense table and example above are based upon the actual expenses incurred by each Portfolio during the fiscal year ended June 30, 1997. Hewitt has voluntarily agreed to pay certain of the expenses of the Portfolios (or to reimburse the Portfolios for such expenses) in such amounts as may be necessary to limit total expenses of the Portfolios and their shareholders (including the standard level of program fees payable to Hewitt, but exclusive of any taxes, interest, brokerage commissions and any extraordinary non-recurring expenses including, without limitation, litigation expenses) to the following specified annual percentage amounts as a percentage of average net assets of the Portfolios:

Full Maturity Fixed Income Portfolio........................................       1.00 %
Limited Maturity Fixed Income Portfolio.....................................       1.00 %
Diversified Equity Portfolio................................................       1.25 %
Balanced Portfolio..........................................................       1.25 %

It is Hewitt's present intention to pay or reimburse expenses of the Portfolios as may be necessary to limit actual expenses to the percentage amounts set forth above, but it is not required to do so. The Portfolios may reimburse Hewitt for the expenses of the Portfolios it voluntarily has absorbed on or after September 1, 1989, provided that such reimbursement does not cause the percentage expense limitations set forth above to be exceeded and is approved by the Board of Directors of the Fund. There is no commitment, however, by the Fund to make any such reimbursement and no reimbursement has been made as of the date of this Prospectus. As of June 30, 1997, expenses absorbed by Hewitt since September 1, 1989 were: $101,400 for the Full Maturity Fixed Income Portfolio; $41,000 for the Limited Maturity Fixed Income Portfolio; $116,000 for the Diversified Equity Portfolio; and $10,900 for the Balanced Portfolio. See "ADDITIONAL INFORMATION -- Arrangements with AHA and Other Organizations".

    THE TABLE AND EXPENSES SET FORTH ABOVE SHOULD NOT BE CONSIDERED AS REPRESENTATIONS OF FUTURE EXPENSES OR PERFORMANCE, WHICH WILL VARY. Their purpose is to assist investors in understanding the various costs and expenses that they will bear directly and indirectly. Fees that investors will bear as Participants in the Program are included in the tables and may vary based upon the level of services they elect to receive as Participants in the Program and other factors, including the particular Portfolios in which they invest and the amount of assets committed to the Program. For Hewitt's standard level of services, a Participant's fee is presently determined by applying the following annual percentage rates to the Participant's assets invested in the Portfolios:
 .75% of assets invested in the Diversified Equity Portfolio and the Balanced Portfolio; and .50% of assets invested in the Limited Maturity Fixed Income Portfolio and the Full Maturity Fixed Income Portfolio. The expenses shown above assume that average account sizes will exceed the minimum initial investment in the Fund of $1,000,000. Reduced fees may be negotiated by Hewitt with Participants committing in excess of $50 million to the Program and in other special circumstances. For a more complete description of fees and expenses, see "Expenses and Fees".

                        CONDENSED FINANCIAL INFORMATION

    The tables below reflect the results of the Fund's operations for a share outstanding throughout the periods shown below and have been audited by Arthur Andersen LLP, the Fund's independent public accountants. These tables should be read in conjunction with the respective Portfolio's financial statements and notes thereto, which are contained in the Fund's Statement of Additional Information and can be obtained from the Fund upon request without charge. Further information regarding the investment performance of the Portfolios is contained in the Fund's annual report to shareholders, a copy of which can also be obtained without charge.

FULL MATURITY FIXED INCOME PORTFOLIO

                                          JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
                                           1989(A)      1990        1991        1992        1993        1994        1995
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of Period....  $  10.00    $  10.30    $  10.01    $  10.03    $  10.58    $  10.76    $   9.48
Income From Investment Operations:
  Net investment income.................      0.55*       0.78*       0.79*       0.75        0.72        0.59        0.65
  Net realized and unrealized gain
   (loss) on investments and futures....      0.30       (0.29)       0.02        0.64        0.53       (0.64)       0.40
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total Income from Investment
     Operations.........................      0.85        0.49        0.81        1.39        1.25       (0.05)       1.05
Less Distributions:
  Net investment income.................     (0.55)      (0.78)      (0.79)      (0.75)      (0.72)      (0.59)      (0.65)
  Net realized capital gain (loss)......        --          --          --       (0.09)      (0.35)      (0.64)         --
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total Distributions.................     (0.55)      (0.78)      (0.79)      (0.84)      (1.07)      (1.23)      (0.65)
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period..........  $  10.30    $  10.01    $  10.03    $  10.58    $  10.76    $   9.48    $   9.88
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total Return on Net Asset Value(B)......      8.60%       4.62%       7.87%      13.66%      11.98%      (1.43%)     10.99%
Ratios/Supplemental Data:
  Net Assets, End of Period (in
   thousands)...........................    $1,422     $11,134     $19,893     $47,500     $52,094     $48,752     $39,874
  Ratio of Expenses to Average Net
   Assets...............................      0.50%*      0.50%*      0.50%*      0.42%       0.27%       0.24%       0.21%
  Ratio of Net Investment Income to
   Average Net Assets...................      8.12%*      8.44%*      8.06%*      7.37%       6.77%       5.67%       6.88%
  Ratio of Expenses to Average Net
   Assets(C)............................     1.94%       1.36%       0.89%       0.42%       0.27%       0.24%       0.21%
  Ratio of Net Investment Income to
   Average Net Assets(C)................      6.67%       7.56%       7.68%       7.37%       6.77%       5.67%       6.88%
  Portfolio Turnover Rate...............    234.20%     203.83%     411.24%     252.89%     266.03%     331.63%     279.42%

                                          JUNE 30,    JUNE 30,
                                            1996        1997
                                          ---------   ---------
Net Asset Value, Beginning of Period....  $   9.88    $   9.63
Income From Investment Operations:
  Net investment income.................      0.65        0.65
  Net realized and unrealized gain
   (loss) on investments and futures....     (0.25)       0.16
                                          ---------   ---------
    Total Income from Investment
     Operations.........................      0.40        0.81
Less Distributions:
  Net investment income.................     (0.65)      (0.65)
  Net realized capital gain (loss)......        --       (0.00)
                                          ---------   ---------
    Total Distributions.................     (0.65)      (0.65)
                                          ---------   ---------
Net Asset Value, End of Period..........  $   9.63    $   9.79
                                          ---------   ---------
                                          ---------   ---------
Total Return on Net Asset Value(B)......      3.58%       8.09%
Ratios/Supplemental Data:
  Net Assets, End of Period (in
   thousands)...........................   $53,292     $50,796
  Ratio of Expenses to Average Net
   Assets...............................      0.21%       0.21%
  Ratio of Net Investment Income to
   Average Net Assets...................      6.52%       6.63%
  Ratio of Expenses to Average Net
   Assets(C)............................     0.21%       0.21%
  Ratio of Net Investment Income to
   Average Net Assets(C)................      6.52%       6.63%
  Portfolio Turnover Rate...............    283.13%     304.93%

------------
 * Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Investment Consultant.
(A) Commencement date for the Full Maturity Fixed Income Portfolio was October 20, 1988.
(B) Total Return on Net Asset Value is net of the standard management fee of 0.50%.
(C) Ratios include all standard management fees and expenses.

LIMITED MATURITY FIXED INCOME PORTFOLIO

                                          JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
                                           1989(A)      1990        1991        1992        1993        1994        1995
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of Period....  $  10.00    $  10.07    $   9.98    $   10.11   $   10.48   $   10.52   $   10.09
Income From Investment Operations:
  Net investment income.................      0.43*       0.77*       0.74*        0.64        0.49        0.49        0.62
  Net realized and unrealized gain
   (loss) on investments and futures....      0.07       (0.09)       0.13         0.45        0.12       (0.32)       0.13
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total Income from Investment
     Operations.........................      0.50        0.68        0.87         1.09        0.61        0.17        0.75
Less Distributions:
  Net investment income.................     (0.43)      (0.77)      (0.74)       (0.64)      (0.49)      (0.49)      (0.62)
  Net realized capital gain (loss)......        --          --          --        (0.08)      (0.08)      (0.11)         --
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total Distributions.................     (0.43)      (0.77)      (0.74)       (0.72)      (0.57)      (0.60)      (0.62)
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period..........  $  10.07    $   9.98    $  10.11    $   10.48   $   10.52   $   10.09   $   10.22
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total Return on Net Asset Value(B)......      5.01%       6.52%       8.49%       10.46%       5.49%       1.14%       7.19%
Ratios/Supplemental Data:
  Net Assets, End of Period (in
   thousands)...........................    $6,284     $18,522     $30,151     $101,881    $162,694    $189,542    $186,856
  Ratio of Expenses to Average Net
   Assets...............................      0.50%*      0.50%*      0.50%*       0.29%       0.17%       0.14%       0.12%
  Ratio of Net Investment Income to
   Average Net Assets...................      8.49%*      8.04%*      7.49%*       6.02%       4.66%       4.73%       6.17%
  Ratio of Expenses to Average Net
   Assets(C)............................     1.97%       0.88%       0.55%        0.29%       0.17%       0.14%       0.12%
  Ratio of Net Investment Income to
   Average Net Assets(C)................      7.01%       7.66%       7.45%        6.02%       4.66%       4.73%       6.17%
  Portfolio Turnover Rate...............      0.00%     137.50%     279.16%       99.86%     167.38%     178.01%     155.12%

                                          JUNE 30,    JUNE 30,
                                            1996        1997
                                          ---------   ---------
Net Asset Value, Beginning of Period....  $   10.22   $   10.12
Income From Investment Operations:
  Net investment income.................       0.62        0.61
  Net realized and unrealized gain
   (loss) on investments and futures....      (0.10)       0.04
                                          ---------   ---------
    Total Income from Investment
     Operations.........................       0.52        0.65
Less Distributions:
  Net investment income.................      (0.62)      (0.61)
  Net realized capital gain (loss)......         --          --
                                          ---------   ---------
    Total Distributions.................      (0.62)      (0.61)
                                          ---------   ---------
Net Asset Value, End of Period..........  $   10.12   $   10.16
                                          ---------   ---------
                                          ---------   ---------
Total Return on Net Asset Value(B)......       4.66%       6.03%
Ratios/Supplemental Data:
  Net Assets, End of Period (in
   thousands)...........................   $201,196    $141,023
  Ratio of Expenses to Average Net
   Assets...............................       0.10%       0.12%
  Ratio of Net Investment Income to
   Average Net Assets...................       6.03%       6.04%
  Ratio of Expenses to Average Net
   Assets(C)............................      0.10%       0.12%
  Ratio of Net Investment Income to
   Average Net Assets(C)................       6.03%       6.04%
  Portfolio Turnover Rate...............     132.75%     121.70%

------------
  * Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Investment Consultant.
(A) Commencement date for the Limited Maturity Fixed Income Portfolio was December 22, 1988.
(B) Total Return on Net Asset Value is net of the standard management fee of 0.50%.
(C) Ratios include all standard management fees and expenses.

DIVERSIFIED EQUITY PORTFOLIO

                                          JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
                                           1989(A)      1990        1991        1992        1993        1994        1995
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of Period....  $  10.00    $  11.16    $  11.42    $  11.47    $  12.95    $  13.95    $  13.90
Income From Investment Operations:
  Net investment income.................      0.35*       0.43*       0.35*       0.31*       0.25*       0.26        0.29
  Net realized and unrealized gain on
   investments and futures..............      1.12        0.52        0.08        1.52        1.70        0.45        2.34
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total Income from Investment
     Operations.........................      1.47        0.95        0.43        1.83        1.95        0.71        2.63
Less Distributions:
  Net investment income.................     (0.31)      (0.44)      (0.34)      (0.31)      (0.25)      (0.26)      (0.29)
  Net realized capital gain (loss)......        --       (0.25)      (0.04)      (0.04)      (0.70)      (0.50)      (1.48)
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total Distributions.................     (0.31)      (0.69)      (0.38)      (0.35)      (0.95)      (0.76)      (1.77)
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period..........  $  11.16    $  11.42    $  11.47    $  12.95    $  13.95    $  13.90    $  14.76
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total Return on Net Asset Value(B)......     14.45%       7.76%       3.24%      15.14%      14.47%       4.21%      20.11%
Ratios/Supplemental Data:
  Net Assets, End of Period (in
   thousands)...........................    $3,556      $7,920     $10,725     $13,878     $21,087     $22,547     $39,634
  Ratio of Expenses to Average Net
   Assets...............................      0.50%*      0.50%*      0.50%*      0.50%*      0.50%*      0.40%       0.31%
  Ratio of Net Investment Income to
   Average Net Assets...................      4.88%*      4.45%*      3.37%*      2.13%*      1.90%*      1.83%       2.30%
  Ratio of Expenses to Average Net
   Assets(C)............................     2.68%       1.33%       1.08%       0.66%       0.53%       0.40%       0.31%
  Ratio of Net Investment Income to
   Average Net Assets(C)................      2.70%       3.61%       2.80%       1.97%       1.87%       1.83%       2.30%
  Portfolio Turnover Rate...............     29.99%      33.57%      72.49%      65.89%      45.87%     100.45%      68.12%
Average Commission Rate(D)..............    N/A         N/A         N/A         N/A         N/A         N/A         N/A

                                          JUNE 30,    JUNE 30,
                                            1996        1997
                                          ---------   ---------
Net Asset Value, Beginning of Period....  $  14.76    $  17.59
Income From Investment Operations:
  Net investment income.................      0.35        0.34
  Net realized and unrealized gain on
   investments and futures..............      3.57        5.18
                                          ---------   ---------
    Total Income from Investment
     Operations.........................      3.92        5.52
Less Distributions:
  Net investment income.................     (0.35)      (0.34)
  Net realized capital gain (loss)......     (0.74)      (2.05)
                                          ---------   ---------
    Total Distributions.................     (1.09)      (2.39)
                                          ---------   ---------
Net Asset Value, End of Period..........  $  17.59    $  20.72
                                          ---------   ---------
                                          ---------   ---------
Total Return on Net Asset Value(B)......     26.42%      32.97%
Ratios/Supplemental Data:
  Net Assets, End of Period (in
   thousands)...........................   $54,435     $70,590
  Ratio of Expenses to Average Net
   Assets...............................      0.18%       0.17%
  Ratio of Net Investment Income to
   Average Net Assets...................      2.09%       1.83%
  Ratio of Expenses to Average Net
   Assets(C)............................     0.18%       0.17%
  Ratio of Net Investment Income to
   Average Net Assets(C)................      2.09%       1.83%
  Portfolio Turnover Rate...............     57.76%      67.31%
Average Commission Rate(D)..............    N/A         0.0368

------------
  * Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Investment Consultant.
(A) Commencement date for the Diversified Equity Portfolio was October 20, 1988.
(B) Total Return on Net Asset Value is net of the standard management fee of 0.75%.
(C) Ratios include all standard management fees and expenses.
(D) Disclosure not applicable to prior periods.

BALANCED PORTFOLIO

                                          JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
                                           1989(A)      1990        1991        1992        1993        1994        1995
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of Period....  $  10.00    $  10.68    $  10.69    $  10.87    $  12.03    $  12.76    $  11.66
Income From Investment Operations:
  Net investment income.................      0.39*       0.56*       0.54*       0.44        0.44        0.42        0.32
  Net realized and unrealized gain on
   investments and futures..............      0.64        0.11        0.21        1.16        1.18       (0.26)       1.44
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total Income from Investment
     Operations.........................      1.03        0.67        0.75        1.60        1.62        0.16        1.76
Less Distributions:
  Net investment income.................     (0.35)      (0.56)      (0.57)      (0.44)      (0.44)      (0.42)      (0.32)
  Net realized capital gain (loss)......        --       (0.10)         --          --       (0.45)      (0.84)      (0.47)
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total Distributions.................     (0.35)      (0.66)      (0.57)      (0.44)      (0.89)      (1.26)      (0.79)
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period..........  $  10.68    $  10.69    $  10.87    $  12.03    $  12.76    $  11.66    $  12.63
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total Return on Net Asset Value(B)......      9.96%       5.34%       6.62%      13.99%      13.02%       0.29%      14.97%
Ratios/Supplemental Data:
  Net Assets, End of Period (in
   thousands)...........................   $13,545     $34,565     $33,547     $34,853     $41,313     $46,523     $46,646
  Ratio of Expenses to Average Net
   Assets...............................      0.50%*      0.50%*      0.50%*      0.38%       0.31%       0.26%       0.21%
  Ratio of Net Investment Income to
   Average Net Assets...................      6.06%*      6.12%*      4.92%*      3.73%       3.51%       3.39%       4.12%
  Ratio of Expenses to Average Net
   Assets(C)............................     1.27%       0.52%       0.52%       0.38%       0.31%       0.26%       0.21%
  Ratio of Net Investment Income to
   Average Net Assets(C)................      5.29%       6.11%       4.89%       3.73%       3.51%       3.89%       4.12%
  Portfolio Turnover Rate...............    106.23%     132.60%     201.36%     201.93%     132.14%     208.31%     160.41%
Average Commission Rate(D)..............    N/A         N/A         N/A         N/A         N/A         N/A         N/A

                                          JUNE 30,    JUNE 30,
                                            1996        1997
                                          ---------   ---------
Net Asset Value, Beginning of Period....  $  12.63    $  13.38
Income From Investment Operations:
  Net investment income.................      0.41        0.37
  Net realized and unrealized gain on
   investments and futures..............      1.98        2.65
                                          ---------   ---------
    Total Income from Investment
     Operations.........................      2.39        3.02
Less Distributions:
  Net investment income.................     (0.41)      (0.39)
  Net realized capital gain (loss)......     (1.23)      (1.15)
                                          ---------   ---------
    Total Distributions.................     (1.64)      (1.54)
                                          ---------   ---------
Net Asset Value, End of Period..........  $  13.38    $  14.86
                                          ---------   ---------
                                          ---------   ---------
Total Return on Net Asset Value(B)......     19.20%      23.23%
Ratios/Supplemental Data:
  Net Assets, End of Period (in
   thousands)...........................   $43,130     $52,137
  Ratio of Expenses to Average Net
   Assets...............................      0.23%       0.23%
  Ratio of Net Investment Income to
   Average Net Assets...................      3.08%       2.81%
  Ratio of Expenses to Average Net
   Assets(C)............................     0.23%       0.23%
  Ratio of Net Investment Income to
   Average Net Assets(C)................      3.08%       2.81%
  Portfolio Turnover Rate...............    146.69%     173.60%
Average Commission Rate(D)..............    N/A         0.0571

------------
  * Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Investment Consultant.
(A) Commencement date for the Diversified Equity Portfolio was October 20, 1988.
(B) Total Return on Net Asset Value is net of the standard management fee of 0.75%.
(C) Ratios include all standard management fees and expenses.
(D) Disclosure not applicable to prior periods.

                                 ABOUT THE FUND

    The Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. It was incorporated on March 14, 1988 under the laws of Maryland and is designed for use by Participants in the American Hospital Association Investment Program (the "Program"). The Program is a service offered by Hewitt Associates LLC ("Hewitt") pursuant to arrangements with American Hospital Association Services, Inc. and is available to American Hospital Association ("AHA") member hospitals and their affiliated organizations, including employee benefit plans and hospital insurance funds ("Member Organizations"). To become a Participant, a Member Organization must enter into a Program Services Agreement ("Program Agreement") with Hewitt. Other hospital associations affiliated with AHA and their sponsored and affiliated organizations are also eligible to become Participants by entering into a Program Agreement.

    Participants receive individualized asset management consulting services to assist in determining an appropriate investment program for their specific needs. Hewitt consults with each Participant to define its investment objectives, desired returns and tolerance for risk, and develops a plan for the allocation of the Participant's assets among different asset classes. Participants can implement the recommendations they receive by investing in the Fund and may change the allocation of assets among the Portfolios or withdraw assets from the Portfolios at any time by redeeming shares. Fees paid to Hewitt by Participants cover the costs of both Hewitt's consulting services and the fees of the

Fund's Investment Managers. The Fund itself pays no fees to Hewitt or the Investment Managers, but bears certain direct costs and expenses. For a more complete description of fees and expenses, see "Expenses and Fees" in the Prospectus and the Statement of Additional Information.

    The Fund is comprised of four independently managed investment portfolios, and is designed to provide Participants with a cost-effective method of pursuing a professionally managed, diversified investment program. The Fund provides flexibility, liquidity and a range of investment vehicles. There can, however, be no assurance that any Portfolio of the Fund will achieve its investment objective.

MANAGER DIVERSIFICATION

    Each Portfolio, with the exception of the Limited Maturity Fixed Income Portfolio, has multiple Investment Managers. The assets of each Portfolio are divided into segments to be invested using specific investment styles. An Investment Manager is selected for each segment based upon its expertise in a particular investment technique. This structure permits investors to obtain investment fund manager expertise on a pooled and cost-effective basis.

    Hewitt Associates LLC, 100 Half Day Road, Lincolnshire, Illinois 60069, serves as the Fund's Investment Consultant. Hewitt selects the Fund's Investment Managers after quantitative and qualitative evaluations of each manager's skills and results. These selections are subject to approval of the Fund's Board of Directors. In making its evaluations, Hewitt considers the management of specific assets, investment style and strategies. Hewitt believes that except for the shorter term fixed income portfolios (like Limted Maturity Fixed Income Portfolio) combining investment styles may provide more consistent returns over a longer period of time with less risk, although a particular investment style may not achieve above-average performance at any given point in the market. The Fund seeks to achieve increased returns by utilizing a combination of investment styles and multiple Investment Managers within each Portfolio, except the Limited Maturity Fixed Income Portfolio.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives and policies of the Fund's Portfolios are described below. Although the Portfolios' investment objectives are fundamental, and may not be changed without the approval of shareholders, their investment policies may be changed by the Fund's Board of Directors (except as otherwise noted). Descriptions of certain investments and investment practices of the Portfolios are described under "Investment Descriptions and Practices." The Portfolios may, in addition, engage in certain techniques involving the use of options and futures contracts, which involve certain risks. See "Special Investment Techniques."

LIMITED MATURITY FIXED INCOME PORTFOLIO

    The investment objective of this Portfolio is to provide shareholders with a high level of current income, consistent with the preservation of capital and liquidity. The Portfolio seeks to achieve this objective by investing in a diversified portfolio consisting primarily of high quality fixed income (i.e., debt) securities. Securities will be purchased and sold, and average portfolio maturity adjusted, by the Investment Manager based upon its assessment of interest rate trends or movements, analyses of yields and quality of the Portfolio and analyses of the risk return characteristics of alternative investments.

    The dollar weighted average maturity of the Portfolio will not exceed five years. Under most market conditions it is expected that the dollar weighted average maturity of the Portfolio will be less than three years. However, there is no limitation on the maturities of the individual securities that may be purchased. For purposes of computing the dollar weighted average maturity of the Portfolio, if the Portfolio expects to be able to receive, or to be able to realize upon sale or other disposition, approximately the stated principal amount of an investment at a time earlier than the stated maturity of the investment, either because the holder has the right to receive such amount from the issuer or a third party at any time or at specified intervals (a demand or "put" feature) or because the value of the investment reflects the effect of regular or periodic adjustments to the interest rate payable on the investment in accordance with market conditions (a variable or floating rate obligation), the Portfolio will treat such investment as though it matures at such earlier time. Also, investments such as mortgage pass-through obligations, on which principal pay-downs and prepayments reduce the outstanding principal amount over time will be treated as having maturities equal to their expected average life. Other investments having features that result in price characteristics equivalent to those of investments with maturities shorter than their own stated maturities may be similarly treated.

    At least 75% of the Portfolio's total assets is at all times invested in fixed income securities. The investments of this Portfolio are limited to: fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (see "Government Securities"); non-convertible debt securities, including short-term debt, of other issuers, which securities, at the time of purchase are rated as "high quality" or, if not rated, are of comparable quality as determined by the Investment Manager; and money market instruments, including short-term Government Securities, certificates of deposit, bankers' acceptances, commercial paper, and repurchase agreements (see "Short-Term Investments"); and subject to certain limitations, options on securities, interest rate futures and options on such futures (see "Special Investment Techniques"). For this purpose, high quality debt securities are considered to be those debt securities having one of the three highest grades issued by Moody's Investors Service, Inc. (Aaa, Aa or A) or Standard & Poor's Corporation (AAA, AA or A). See Appendix "Corporate Securities Ratings" for a description of securities ratings. Debt securities may include bonds, notes and debentures.

FULL MATURITY FIXED INCOME PORTFOLIO

    The investment objective of this Portfolio is to provide shareholders over the long-term with the highest level of income consistent with preservation of capital. The Portfolio seeks to achieve this objective by investing in a diversified portfolio consisting primarily of high quality fixed income (i.e., debt) securities. The Investment Managers may vary the average maturity of the Portfolio's assets substantially, based upon their individual market analysis. At times, the Portfolio's dollar weighted average maturity may be in excess of 20 years, while at other times the average maturity may be less than 5 years. There is no limit upon the maximum or minimum maturity of securities the Portfolio may purchase. Securities will be purchased and sold, and average portfolio maturity adjusted, by the Investment Managers based upon their assessments of interest rate trends or movements, analyses of yields and quality of the Portfolio and analyses of the risk return characteristics of alternative investments. The Portfolio differs from the Limited Maturity Fixed Income Portfolio in that it seeks higher income, generally purchases securities of longer maturity and generally maintains a dollar weighted average portfolio maturity of greater than five years. These policies involve the assumption of a greater degree of risk of fluctuation in the value of investments. See "Portfolio Characteristics."

    At least 75% of the Portfolio's total assets is at all times invested in:
Government Securities (see "Government Securities"); non-convertible debt securities, including short-term debt, of other issuers, which securities, at the time of purchase, are rated as "high quality" (i.e., rated A or better) or, if unrated, are of comparable quality as determined by the Investment Manager; and money market instruments, including short-term Government Securities, certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements (see "Short-Term Investments"). The Portfolio may invest not more than 25% of its total assets in debt securities rated Baa by Moody's or BBB by Standard & Poor's (or which, if unrated, are in the Investment Manager's opinion of comparable quality). See Appendix "Corporate Securities Ratings" for a description of securities ratings. Bonds rated Baa or BBB have certain speculative characteristics. Issuers of obligations rated Baa or BBB are more likely than issuers of higher rated obligations to experience a weakened capacity to make principal and interest payments during periods of adverse economic or other conditions. Debt securities may include bonds, notes and debentures.

DIVERSIFIED EQUITY PORTFOLIO

    The investment objective of this Portfolio is long-term capital growth. It pursues this objective by investing in a diversified portfolio consisting primarily of equity securities, such as common stocks and preferred and convertible preferred stocks, and securities having equity characteristics, such as warrants, rights and convertible debt securities. Investment strategies of the Investment Managers will emphasize securities which, in their opinion, offer one or more of the following characteristics: security prices that are judged to be significantly below the estimated intrinsic value of the company; favorable earnings growth prospects; above average return on equity and dividend yield; and sound overall financial condition of the issuer. While payment of current dividends and income may be considered in selecting investments, they are not primary factors due to the overall objective of the Portfolio of seeking long-term capital growth.

    Under normal market conditions, the Portfolio invests at least 75% of its total assets in equity securities and securities having equity characteristics. The balance of the Portfolio's assets may be invested in high quality debt securities, including: Government Securities; debt securities (including bonds, notes and debentures) of other issuers, which securities at the time of purchase, are rated as "high quality" (i.e., rated A or better) or if unrated, are of comparable quality as determined by the Investment Manager; and money market instruments (see "Short-Term Investments"), including repurchase agreements. Investments in debt securities will generally be made to reduce the Portfolio's equity exposure and for liquidity purposes. Through adjustments to the Portfolio's equity exposure from time to time, the Investment Managers will seek to enhance the opportunity for capital appreciation in periods of rising stock prices and to reduce the amount of capital depreciation in periods of declining stock prices. During times when equity securities cannot be identified which meet the Investment Manager's security selection criteria, and during periods of adverse market conditions, all or any portion of the Portfolio's assets may be invested temporarily in Government Securities, high quality debt securities or money market instruments, or held as cash.

BALANCED PORTFOLIO

    The investment objective of this Portfolio is to provide shareholders with a combination of growth of capital and income. The Portfolio seeks this objective by investing in equity securities (including common and preferred stocks) for growth, in equity securities that offer both growth and income and in fixed income securities, some of which may be convertible to common stocks. The Portfolio's assets will be managed by three or more Investment Managers with specialized investment approaches.

    The Portfolio's investments in equity securities and securities having equity characteristics is limited to no more than 75% of the Portfolio's total assets. At least 25% of its total assets is invested in fixed income securities. Investment policies are structured so as to allow the Investment Managers to pursue the Portfolio's objectives in a way that seeks to minimize the magnitude and rapidity of short-term movements in the net asset value of its shares. During periods of adverse economic or market conditions, all or a substantial portion of the Portfolio's assets may be invested temporarily in Government Securities, high quality debt securities or money market instruments, or held as cash.

    Equity securities purchased by the Portfolio may include securities which have equity characteristics such as warrants, rights and convertible preferred and debt securities. Investments in fixed income securities will consist of:
Government Securities; non-convertible debt securities of other issuers, which securities, at the time of purchase, are rated "investment grade" or, if unrated, are of comparable quality as determined by the Investment Manager; and high quality money market instruments. Investment grade securities are those rated Baa or higher by Moody's or BBB or higher by Standard & Poor's. See Appendix "Corporate Securities Ratings." Bonds rated Baa or BBB have certain speculative characteristics. Investments in fixed income securities are not subject to any maturity restrictions. As a result, the average maturity of the Portfolio's fixed income securities may vary substantially over time. Up to 25% of the Portfolio's total assets may be invested in corporate debt securities rated Baa by Moody's, or BBB by Standard & Poor's. Issuers of obligations rated Baa or BBB are more likely than issuers of higher rated obligations to experience a weakened capacity to make principal and interest payments during periods of adverse economic or other conditions.

INVESTMENT DESCRIPTIONS AND PRACTICES

    Described below are some of the various types of investments that may be made by the Portfolios and certain investment practices in which they may engage. The permissible investments and practices of the Portfolios are described in greater detail in the Statement of Additional Information. In addition, the Portfolios are authorized to engage in a variety of techniques involving the use of options and futures contracts. See "Special Investment Techniques."

    GOVERNMENT SECURITIES. Each of the Portfolios, to varying degrees, may invest in securities issued or guaranteed by the U.S. Government or by one of its agencies or instrumentalities ("Government Securities"). Obligations issued by the U.S. Government include U.S. Treasury bills, notes and bonds, which differ as to their maturities at the time of issuance. Obligations guaranteed by the U.S. Government or issued by its agencies or instrumentalities include, for example, obligations of the Export-Import Bank of the United States, the General Services Administration, Federal Land Banks, Farmers Home Administration and Federal Home Loan Banks. Some Government Securities, such as U.S. Treasury obligations and obligations issued by the Export-Import Bank and the Federal Housing Administration, are backed by the full faith and credit of the U.S. Treasury. Others, such as those issued by Federal Home Loan Banks, are backed by the issuer's right to borrow from the U.S. Treasury. Some, such as those issued by the Federal National Mortgage Association and Federal Farm Credit Banks, are backed only by the issuer's own credit, with no guarantee of U.S. Treasury backing.

    SHORT-TERM INVESTMENTS. Each of the Portfolios may invest in various types of short-term debt securities ("money market instruments"). The Portfolios make these types of investments to provide liquidity and for temporary defensive purposes. Money market instruments purchased by these Portfolios will generally have remaining maturities of one year or less and may include: Government Securities, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities, and repurchase agreements (see "Repurchase Agreements"). All short-term debt securities must be of high quality. Under this standard, the Portfolios limit short-term investments to: Government Securities; obligations of banks and savings institutions having total assets of $1 billion or more; commercial paper rated within the two highest grades by Standard & Poor's or the highest grade by Moody's or unrated paper issued by a company with an outstanding debt issue rated AA, Aa or better; corporate debt rated A or higher, or if unrated, determined to be of comparable quality by the Investment Manager; and other obligations subject to a repurchase agreement with, or a guarantee by, an issuer meeting the foregoing quality standards or a foreign government having securities rated AA, Aa or higher. Further information regarding these investments and quality restrictions and the other types of short-term obligations in which the Portfolios may invest is included in the Statement of Additional Information.

    MORTGAGE-BACKED SECURITIES. Each of the Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, or one of its agencies or instrumentalities, or issued by private issuers. The mortgage-backed securities in which these Portfolios may invest include collateralized mortgage obligations ("CMOs") and REMICs. CMOs are debt instruments issued by special purpose entities and secured by mortgages or other mortgage-backed securities, which provide by their terms for aggregate payments of principal and interest based on the payments made on the underlying mortgages or securities. CMOs are typically issued in separate classes with varying coupons and stated maturities. REMICs are mortgage-backed securities as to which the issuers have qualified to be treated as real estate mortgage investment conduits under the Internal Revenue Code of 1986 and have the same characteristics as CMOs. As a result of current interpretations of the Staff of the Securities and Exchange Commission, the amount of privately issued mortgage-backed securities that may be purchased by the Portfolios may not exceed 10% of the value of a Portfolio's total assets, and the securities of any one such issuer purchased by a Portfolio may not exceed 5% of the value of a Portfolio's total assets.

    The Portfolios may from time to time also invest in "stripped" mortgage-backed securities. These are securities which operate like CMOs but entitle the holder to disproportionate interests with respect to the allocation of interest or principal on the underlying mortgages or securities. A stripped mortgage-backed security is created by the issuer separating the interest and principal on a mortgage pool to form two or more independently tradeable securities. The result is the creation of classes of discount securities which can be structured to produce faster or slower prepayment expectations based upon the particular underlying mortgage interest rate payments assigned to each class. These obligations exhibit risk characteristics similar to mortgage-backed securities generally and zero coupon securities. See "Portfolio Characteristics." Due to existing market characteristics, "interest only" and "principal only" mortgage-backed securities are considered to be illiquid. See "Restricted Securities."

    Because the mortgages underlying mortgage-backed securities are subject to prepayment at any time, most mortgage-backed securities are subject to the risk of prepayment in an amount differing from that anticipated at the time of issuance. Prepayments generally are passed through to the holders of the securities. Any such prepayments received by a Portfolio must be reinvested in other securities. As a result, prepayments in excess of that anticipated could adversely affect yield to the extent reinvested in instruments with a lower interest rate than that of the original security. Prepayments on a pool of mortgages are influenced by a variety of economic, geographic, social and other factors. Generally, however, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts required to be reinvested are likely to be greater (and the potential for capital appreciation less) during a period of declining interest rates than during a period of rising interests rates. Mortgage-backed securities may be purchased at a premium over the principal or face value in order to obtain higher income. The recovery of any premium that may have been paid for a given security is solely a function of the ability to liquidate such security at or above the purchase price.

    ASSET-BACKED SECURITIES. Each of the Portfolios may invest in asset-backed securities issued by private issuers. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Asset-backed securities may be "stripped" into classes in a manner similar to that described under "Mortgage-Backed Securities," above, and are subject to the prepayment risks described therein.

    REPURCHASE AGREEMENTS. Each of the Portfolios may enter into repurchase agreements with respect to any of the types of securities in which they are authorized to invest without regard to the maturity of the underlying security. Repurchase agreements will be effected only with banks, savings institutions and broker-dealers. They involve the purchase by a Portfolio of a debt security with the condition that after a stated period of time, the original seller will buy back the same security at a predetermined price or yield. Repurchase agreements are used to enhance liquidity and to earn income for periods as short as overnight. In the event the original seller defaults on its obligation to repurchase the securities, as a result of its bankruptcy or otherwise, a Portfolio will seek to sell the securities, which action could involve costs or delays. In such a case, however, a Portfolio's ability to dispose of the securities may be restricted. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Fund's custodian, or a subcustodian, in an amount at least equal to the repurchase price under the agreement (including accrued interest thereunder), and such agreements will only be effected with parties that meet certain creditworthiness standards. However, in the event the other party to the repurchase agreement fails to repurchase the securities subject to such agreement, a Portfolio could suffer a loss to the extent it is precluded from selling the securities or, if due to delays, proceeds from the sale are less than the repurchase price.

    RESTRICTED SECURITIES. Each Portfolio may invest up to 10% of its total assets in securities subject to restrictions on disposition under the Securities Act of 1933, as amended ("restricted securities") or which are otherwise illiquid. Portfolios are not required to receive registration rights in connection with the purchase of restricted and illiquid securities and, in the absence of such rights, marketability and value can be adversely affected. The policies of the Portfolios regarding restricted and illiquid securities are fundamental and cannot be changed without shareholder approval. These policies enable the Portfolios to invest a limited portion of their assets in investments considered to be attractive by the Investment Managers but which are subject to resale restrictions or limitations. Repurchase agreements maturing in more than seven days are considered to be illiquid.

    FOREIGN SECURITIES. Each of the Portfolios may invest up to 10% of its total assets in foreign securities. In addition, up to 20% of the total assets of each Portfolio may be invested in American Depository Receipts ("ADRs") and securities of Canadian issuers registered under the Securities Exchange Act of 1934. Investments in foreign securities, including such securities acquired through the purchase of ADRs, involve special considerations. With respect to foreign securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, different accounting standards may be used by foreign issuers and foreign trading markets may not be as liquid as U.S. markets. Foreign securities may also entail certain risks, such as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. The purchase of securities denominated in foreign currencies will subject the value of a Portfolio's investments in those securities to fluctuations due to changes in foreign exchange rates.

    To hedge against the effects of changes in foreign exchange rates, a Portfolio investing in foreign securities may enter into forward foreign currency exchange contracts ("forward contracts"). These contracts represent agreements to exchange an amount of currency at an agreed upon future time and rate. The Portfolios will generally use forward contracts only to "lock in" the price in U.S. dollars of a foreign security intended to be purchased or sold, but in certain limited cases may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar. These contracts will not be used in all cases and, in any event, cannot protect the Portfolios against declines in the prices of the securities, nor do they completely protect against all changes in the values of foreign securities due to fluctuations in foreign exchange rates.

    LENDING SECURITIES. In order to earn additional income, each Portfolio may lend up to one-third of the value of its total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio and are at all time secured by collateral, consisting of cash or securities issued or guaranteed by the United States Government or its agencies, or any combination thereof, equal to not less than 100% of the market value, determined daily, of the securities loaned. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Fund's Board of Directors has adopted policies designed to minimize such risks.

    WHEN-ISSUED SECURITIES. In order to help ensure the availability of suitable securities, each of the Portfolios may purchase securities on a "when-issued" or on a "forward delivery" basis. This means that the obligations will be delivered to the purchasing Portfolio at a future date beyond the customary settlement time. It is expected that, in normal circumstances, a Portfolio purchasing securities on a

"when-issued" or "forward delivery" basis will take delivery of such securities. In general, a Portfolio does not pay for the securities or start earning interest on them until the obligations are scheduled to be settled. There are no percentage of asset limitations on this practice. However, while awaiting delivery of the obligations purchased on such a basis, a Portfolio will establish a segregated account consisting of cash or high quality debt or liquid equity securities equal to the amount of the commitments to purchase "when-issued" securities.

PORTFOLIO MANAGEMENT

    There are no fixed limitations regarding portfolio turnover. Although the Portfolios generally do not trade for short-term profits, securities may be sold without regard to the time they have been held when investment considerations warrant such action. As a result, under certain market conditions, the turnover rate for a particular Portfolio will be higher than that of other investment companies and portfolios with similar investment objectives. It is estimated that the portfolio turnover rates of the Limited Maturity Fixed Income Portfolio and the Full Maturity Fixed Income Portfolio will not exceed 350%. The turnover rates of these Portfolios reflect the effect of their policies to alter their maturity structures in response to market conditions. It is estimated that the turnover rate for the fixed income segment of the Balanced Portfolio will not exceed 200%, and that the portfolio turnover rate of the Diversified Equity Portfolio and the equity segment of the Balanced Portfolio will not exceed 150%. The Balanced Portfolio's assets may be shifted between fixed income and equity securities in the discretion of the Investment Manager, but it is estimated that overall portfolio turnover rate of this Portfolio will not exceed 200%. Decisions to buy and sell securities are made by the Portfolios' Investment Managers for the assets assigned to them. Investment Managers make decisions to buy or sell securities independently from other Investment Managers. Thus, one Investment Manager may sell a security while another Investment Manager for the same Portfolio is purchasing the same security. In addition, when an Investment Manager's services are terminated, the new Investment Manager may restructure the Portfolio. These practices will result in higher portfolio turnover rates. Brokerage costs are commensurate with the rate of portfolio activity so that a Portfolio with higher turnover will incur higher brokerage costs.

PORTFOLIO CHARACTERISTICS

    The investment performance of each Portfolio will vary over time based upon changes in the values of the securities in which it invests and the dividends and interest it receives on those investments. The value of the securities held by each Portfolio will be affected by a variety of factors, including the perceived financial condition and earnings of the issuers; market and industry trends; economic, social and political developments; and interest rates.

    In the case of the Limited Maturity and Full Maturity Fixed Income Portfolios, the value of shares will fluctuate based primarily upon changes in market rates of interest. Generally, the values of fixed income securities vary inversely with changes in interest rates, with such securities increasing in value when interest rates decline and decreasing in value when interest rates rise. Typically, the longer the maturity of a fixed income security (or the longer the average maturity of a fixed income portfolio), the greater the impact of changing interest rates will be. For this reason, the net asset value of the Full Maturity Fixed Income Portfolio should be subject to greater fluctuation than the Limited Maturity Fixed Income Portfolio. The value of shares of the Portfolios investing in fixed income securities will also depend upon the ability of the issuers to make timely payment of interest and principal when due. The net asset values per share of each of the Portfolios can be expected to fluctuate daily.

    Debt securities purchased by each of the Portfolios may include variable and floating rate securities. See "Investment Policies and Practices" in the Statement of Additional Information. Because the interest rates payable on variable and floating rate securities are subject to periodic adjustments to reflect changes in prevailing levels of interest rates, the values of these securities will generally not fluctuate as much as the values of comparable non-variable rate securities of similar stated maturity. The Portfolios may also purchase zero coupon obligations. These debt securities, which do not pay interest until maturity, are generally subject to greater fluctuations in value than ordinary debt obligations of comparable maturity. Although interest is not paid until maturity, the accrued discount on zero coupon obligations is treated as income each year by the Portfolios and can be realized through sales of such obligations.

                            INVESTMENT RESTRICTIONS

    As previously noted, the investment objective of each Portfolio, but not its investment policies, are fundamental policies which may not be changed without shareholder approval. Such approval requires the affirmative vote of the holders of a majority of the outstanding voting securities of the Portfolio, as defined in the Investment Company Act of 1940. In addition, the Portfolios have certain investment restrictions which may not be altered without such a vote of shareholders. Among these restrictions are that no Portfolio may:

        1. Purchase a security, other than Government Securities, if as a result of such purchase more than 5% of the value of the Portfolio's assets would be invested in the securities of any one issuer, or the Portfolio would own more than 10% of the voting securities, or of any class of securities, of any one issuer. For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class.

        2. Purchase a security, other than Government Securities, if as a result of such purchase 25% or more of the value of the Portfolio's total assets would be invested in the securities of issuers in any one industry.

        3. Purchase the securities of any issuer, if as a result of such purchase more than 10% of the value of the Portfolio's total assets would be invested in securities that are subject to legal or contractual restrictions on resale or that are illiquid. (As a matter of non-fundamental policy, repurchase agreements maturing in more than seven days, certain time deposits and over-the-counter options are considered to be illiquid.)

        4. Issue senior securities as defined in the ACT or borrow money, except that a Portfolio may borrow from banks for temporary or emergency purposes (but not for investment), in an amount up to 10% of the value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing was made. While any such borrowings exist for a Portfolio, it will not purchase securities. (However, a Portfolio which is authorized to do so by its investment policies may lend securities, enter into repurchase agreements without limit and reverse repurchase agreements in an amount not exceeding 10% of its total assets, purchase securities on a when-issued or delayed delivery basis and enter into forward foreign currency contracts.)

    The Fund is a member of the American Medical Association ("AMA") Coalition of Tobacco-Free Investments and has adopted a non-fundamental policy under which the Portfolios will not purchase the stocks or bonds of companies that are identified by the AMA as engaged in growing, processing or otherwise handling tobacco. If a Portfolio holds any such securities of an issuer which is subsequently identified by the AMA as engaged in such activities, the securities will be sold within a reasonable time period, consistent with prudent investment practice. (The AMA does not endorse any investment vehicle and does not guarantee any rate of return.)

                         SPECIAL INVESTMENT TECHNIQUES

    In pursuing their investment objectives, each of the Portfolios may pursue a variety of special investment techniques involving the use of options and futures contracts. Certain of these techniques involve certain risks which should be considered by investors. See "Risks" below. The Portfolios engage in these transactions in order to protect against declines in the value of securities they hold or increases in the costs of securities to be acquired. Options on securities or on an index of securities may be used to increase a Portfolio's income, which income also operates as a partial hedge to the extent of the premium income received. More detailed descriptions of the Portfolios' special investment techniques are contained in the Fund's Statement of Additional Information. The Portfolios may engage in the following techniques:

  LIMITED MATURITY FIXED
   INCOME PORTFOLIO:                Options on Securities
                                    Interest Rate Futures and Related
                                    Options
  FULL MATURITY FIXED
   INCOME PORTFOLIO:
                                    Options on Securities
                                    Interest Rate Futures and Related
                                    Options
  DIVERSIFIED EQUITY
   PORTFOLIO:
                                    Options on Securities
                                    Stock Index Options
                                    Stock Index Futures and Related
                                    Options
  BALANCED PORTFOLIO:
                                    Options on Securities
                                    Stock Index Options
                                    Stock Index Futures and Related
                                    Options
                                    Interest Rate Futures and Related
                                    Options

OPTIONS ON SECURITIES

    Each of the Portfolios may purchase put and call options in anticipation of changes in securities prices or interest rates or in anticipation of other factors which may adversely affect the value of its investments or the prices of securities it anticipates purchasing at a later date. Adverse effects resulting from such changes and factors may be offset, in whole or part, through the purchase of options. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise or liquidation of the option, and unless the price of the underlying security changes sufficiently the option may expire without value. The Portfolios may also from time to time sell (write) covered call and covered put options in order to obtain additional income or to protect against declines in the values of their securities investments.

    A call option gives the purchaser of the option, in return for a premium paid, the right to buy the security underlying the option at a specified price at any point during the term of the option. The seller ("writer") of the call option who receives the premium has the obligation to sell the underlying security to the purchaser at the exercise price during the option period, if assigned an exercise notice. A put option gives the purchaser the right to sell, and the writer has the obligation to buy, the security underlying the option at the exercise price during the option period. A writer of an option may terminate the obligation to purchase or sell prior to expiration of the option by making an offsetting purchase of an identical option ("closing purchase transaction"). Similarly, the buyer of an option may, prior to expiration, make an offsetting sale of an identical option ("closing sale transaction"). A closing purchase or sale transaction cancels out an investor's previous position as the holder or the writer of an option.

    By writing a call, in return for the premium income received, a Portfolio gives up the opportunity to profit from an increase in the price of the underlying security above the option exercise price during the term of the option. A call option is "covered" if written against securities owned by the Portfolio writing the option or if written against related securities the Portfolio holds. A security is considered related if its price movements correlate to the price movements of another Security. A Portfolio's ability to sell the underlying securities will be limited while the call option it has written is in effect. By writing a put, in return for the premium received, a Portfolio is obligated during the term of the option, upon the assignment of an exercise notice, to buy the underlying securities at a specified price. A put option is "covered" if the Portfolio writing the option maintains at all times cash, liquid securities having a value equal to the option exercise price in a segregated account with the Fund's custodian, or if it has bought and holds a put on the same security (and on the same amount of securities) where the exercise price of the put held by the Portfolio is equal to or greater than the exercise price of the put written by the Portfolio. As a put writer, a Portfolio bears the risk that it will be required to purchase the underlying security at a price that is higher than the market price of the security.

    In addition, transactions in options on securities may be effected over-the-counter through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    All options on securities purchased and written by the Portfolios will be traded on a U.S. securities exchange or through the quotation system operated by the National Association of Securities Dealers, Inc., or will be effected in privately negotiated transactions with a primary government securities dealer recognized by the Board of Governors of the Federal Reserve System.

STOCK INDEX OPTIONS

    The Diversified Equity Portfolio and the Balanced Portfolio may purchase and write put and call options on stock indices. Transactions in stock index options by these Portfolios are subject to the restrictions described above for options transactions, except to the extent set forth below. Transactions in stock index options will be effected to increase income, in the case of the Balanced Portfolio, or by either Portfolio, for purposes of hedging against adverse price movements in the stock market generally or in particular market segments (i.e., decreases in the values of securities owned or increases in the values of securities to be acquired). A stock index is a method of reflecting in a single number the market value of many different stocks. An index may be designed to be representative of the market as a whole, of a broad market segment (e.g., industrials), or of a particular industry (e.g., computers). A put option on an index may be purchased to hedge against a decline in a market or industry segment. A call option on an index may be purchased to attempt to reduce the risk of missing a market or industry segment advance. In such cases, the possible loss to the Portfolio will be limited to the premium paid to purchase the option, plus related transaction costs. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of those stocks. Stock index options are similar to options on securities, except that, when an index option is exercised, the exercise is settled by the payment of cash rather than by the delivery of stock.

    Put and call options on stock indices written by the Portfolios must be "covered." This means that when a Portfolio writes a call option on an index, it will segregate in a separate account, either cash or liquid securities having a value equal to its obligations under the option, should the option be exercised, or securities qualified to serve as "cover" under applicable rules of the national securities exchanges with a value at least equal to the value of the index times the multiplier. A put option on an index written by a Portfolio will be covered if the Portfolio maintains cash or liquid securities having a value equal to the exercise price in a segregated account with its custodian, or if it has bought and holds a put on the same index (and in the same amount) where the exercise price of the put held is equal to or greater than the exercise price of the put written.

    Transactions in stock index options pose various risks, including the same types of risks as do transactions in options on securities. See "Risks" below. Also, because exercise of stock index options is settled in cash and not by the delivery of securities comprising the index, call writers cannot provide in advance for their potential settlement obligations. The writing of options on a stock index are only partial hedges against adverse price fluctuations because the fluctuations are offset only by the amount of premium income received. In addition, if the value of an index moves adversely to a Portfolio's option position, the option may be exercised and the Portfolio could experience a loss which would only be offset by the amount of premium income received.

FUTURES CONTRACTS

    The Diversified Equity Portfolio and the Balanced Portfolio, may for hedging purposes, and other non-speculative purposes consistent with applicable rules of the Commodity Futures Trading Commission ("CFTC"), purchase and sell stock index futures contracts. The Limited Maturity Fixed Income Portfolio, the Full Maturity Fixed Income Portfolio, and the Balanced Portfolio may purchase and sell interest rate futures contracts for similar purposes. Stock index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the futures contract price. No physical delivery of the stocks comprising the index is made. Interest rate futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of the specific type of debt security called for in the contract at a specified future time and at a specified price.

    Purchases and sales of stock index futures are used to protect a Portfolio's current or intended equity investments from broad fluctuations in securities prices. Interest rate futures are purchased and sold to attempt to hedge against the effects of interest rate changes on a Portfolio's current or intended investments in fixed income securities. In the event that an anticipated decrease in the value of a Portfolio's securities occurs, as a result of a general decline in the stock market or a general increase in interest rates, these adverse effects may be offset, in whole or part, by gains on the sale of a futures contract by the Portfolio. Similarly, increases in costs of securities proposed to be acquired by a Portfolio, as a result of a general increase in the stock market or a general decline in interest rates, may be offset, in whole or part, by gains on futures contracts purchased by the Portfolio. Brokerage fees are incurred in transactions in futures contracts, and the Portfolios will be required to maintain certain required margin deposits in connection with these contracts.

OPTIONS ON FUTURES CONTRACTS

    The Portfolios may purchase and write call and put options on the futures contracts in which they may effect transactions and may enter into closing transactions with respect to such options to terminate existing positions. The Portfolios will not engage in transactions in options on futures for speculation, but only as a hedge against changes in the value of securities held by them or which they intend to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Portfolios. Options on futures are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

    Generally, a Portfolio may hedge its investments against a period of market decline by purchasing puts on futures contracts. A Portfolio may purchase call options on futures contracts as a means of protecting against an increase in the prices of securities which the Portfolio intends to purchase. The Portfolios may write options on futures contracts for similar purposes. Purchases of options on futures may present less risk than the purchase and sale of the underlying futures contracts because the potential loss to a Portfolio is limited to the premium paid, plus related transaction costs. The writing of options on futures, however, does not present less risk than the purchase and sale of the underlying futures contracts and only constitutes a partial hedge up to the amount of premium income received. If an option on a futures contract written by a Portfolio is exercised, the Portfolio may suffer a loss.

RISKS

    Although the options and futures transactions of the Portfolios are engaged in for hedging and other non-speculative purposes, they involve certain risks. Certain of these risks are discussed above. If the Investment Manager is incorrect in its assessment of interest rate movements or stock prices, the Portfolio would have been better off if it did not effect a hedge. Investors should also recognize that a lack of correlation between the value of an instrument underlying an option or futures contract on the one hand and the value of the assets being hedged on the other hand, or unexpected adverse price movements, could render a hedging strategy ineffective and could result in a loss. It is expected that there will generally be a close, but not perfect, correlation between the futures contracts and related options used and the securities subject to the hedge. In addition, options transactions effected for other than hedging purposes involve a greater degree of risk. There can be no assurance that liquid secondary markets will exist for all options and futures contracts purchased and sold by the Portfolios; particularly with respect to options transactions which are not effected on a securities exchange or which are privately negotiated. Under such conditions, a Portfolio may be required to maintain a position until exercise or expiration, which could result in a loss. Options on a stock index are subject to the risk of price distortions or interruption if there is a trading halt in the securities comprising the index, and may be subject to a timing risk to the extent exercised prior to the final determination of the closing index value for the day. These and other risks are described in greater detail in the Statement of Additional Information.

LIMITATIONS ON OPTIONS AND FUTURES TRANSACTIONS

    No Portfolio will purchase a call or put option on a security or a stock index if as a result the premium paid for the option, together with premiums paid for all other options on securities and options on stock indices then held by that Portfolio, exceed 10% of the value of the Portfolio's total assets. In addition, a Portfolio may not write options on securities or stock indices with aggregate exercise prices in excess of 30% of the value of the Portfolio's total assets measured at the time an option is written. The Portfolios may hedge up to the full value of their portfolios through the use of options and futures. However, a Portfolio will not purchase or sell a stock index or interest rate future or an option on such futures if immediately thereafter the sum of the amount of initial margin deposits on the Portfolio's existing futures positions and premiums paid for options on such futures which are still outstanding would exceed 5% of the value of the Portfolio's total assets.

                            MANAGEMENT ARRANGEMENTS

    The Fund's Board of Directors is responsible for overseeing the general operations of the Fund and its Portfolios and is responsible for reviewing and approving the Fund's contracts with Hewitt and the Investment Managers. The Fund's officers are all principals or employees of Hewitt or employees of the American Hospital Association and are responsible for the ongoing management and administration of the Fund's operations. Investment Managers of the Portfolios are responsible for the investment of the assets or segments of the Portfolios assigned to them.

HEWITT ASSOCIATES LLC

    Pursuant to a Corporate Management Agreement, Hewitt, as the Fund's Investment Consultant, is responsible for evaluating, nominating and monitoring the Fund's Investment Managers, and providing certain additional services to the Fund. Services and facilities provided to the Fund by Hewitt include: the supervision, monitoring and evaluation of services provided by the Investment Managers and of administrative, accounting and other services provided by the custodian and its affiliate; development of investment programs; recommendation of Investment Managers for approval by the Board of Directors; allocation of assets among Investment Managers for Portfolios with more than one Investment Manager; and furnishing such office space, equipment and personnel as are required to perform such services. Hewitt is a limited liability company having 303 principals and is engaged in providing a variety of consulting services, principally in the areas of employee benefits, compensation and asset management. Since the 1960s, Hewitt has provided asset management, allocation and manager selection consulting services to institutional investors, including employee benefit plans.

    The Fund and its Portfolios do not pay any fees to Hewitt. Hewitt is compensated for its services by Participants from the fees paid by Participants pursuant to the Program Agreements. Under the Corporate Management Agreement, Hewitt is responsible for paying the fees of the Investment Managers.

INVESTMENT MANAGERS

    The Investment Managers listed under "Investment Manager Profiles" currently provide investment advisory services to the Portfolios. The allocation of assets among these Investment Managers may be changed by Hewitt. Subject to approval by the Fund's Board of Directors, Investment Managers may be employed or their services terminated at any time by Hewitt. Although the approval by shareholders of mutual funds of investment advisory contracts is generally required by the Investment Company Act of 1940, the Fund has obtained an exemptive order from the Securities and Exchange Commission, based upon the structure of the Fund under which Hewitt selects and pays the fees of the Investment Managers, pursuant to which the Fund's agreements with the Investment Managers need not be approved by shareholders. Among other things, the order also exempts the Fund from the need to disclose in various documents, including its prospectus, the fees of the Investment Managers. Shareholders of a Portfolio will be notified promptly when a new Investment Manager is assigned to that Portfolio. Subject to supervision by the Fund's Board of Directors, the Investment Managers have complete discretion as to the purchase and sale of portfolio securities for their segment of a Portfolio consistent with the Portfolio's investment objectives, policies and restrictions. Although the activities of the Investment Managers are subject to general supervision by the Fund's Board of Directors and officers, neither the Board, the officers nor Hewitt evaluates the merits of individual investment selections or investment decisions made by the Investment Managers.

    The fees of each Investment Manager are paid by Hewitt. All such fees presently are based upon a percentage of assets under management and do not involve any performance or incentive fees. Under procedures adopted by the Fund's Board of Directors, and subject to the requirements of applicable law and regulations, brokerage transactions in securities purchased and sold by the Portfolios may be effected through brokerage affiliates of the Investment Managers (or an Investment Manager if it is a registered broker-dealer) which will receive commissions for their services.

                               EXPENSES AND FEES

    Each Portfolio's expenses are deducted from total income before dividends are paid. Portfolios pay all of their expenses other than those expressly assumed by Hewitt. Expenses of the Portfolios include but are not limited to: fees of the Fund's independent public accountants, transfer agent, registrar, custodian, dividend disbursing agent fees and expenses; shareholder and administrative servicing, accounting and recordkeeping fees and expenses; taxes; brokerage fees and commissions; interest; costs incident to corporate meetings, printing and mailing prospectuses and reports to shareholders, and the filing of reports with regulatory bodies and the maintenance of the Fund's corporate existence; legal fees; fees to federal and state authorities for the registration of shares; directors' fees and expenses to directors who are not principals, employees or officers of Hewitt or the American Hospital Association; and any extraordinary expenses of a non-recurring nature. The Fund's custodian provides various accounting and administrative services. See "Additional Information." As discussed under "Summary of Fund Expenses," under certain circumstances, Hewitt has voluntarily undertaken to pay certain expenses of the Portfolios (or to reimburse the Portfolios for certain expenses) as may be necessary to limit total expenses of the Portfolios to specified amounts and the Portfolios may reimburse Hewitt for absorbing certain of these expenses at some time in the future. American Hospital Association Services, Inc. has, in this regard, agreed to reimburse Hewitt for one half of the amounts incurred by Hewitt pursuant to this undertaking.

    Shareholders, as Participants in the Program, pay certain fees directly to Hewitt under the Program Agreements. Fees paid to Hewitt by Participants may vary based upon a number of factors, including the level of services provided to a Participant by Hewitt and the amount of assets of the Participant committed to the Program, and may, in certain cases, be subject to certain minimums to compensate Hewitt for its consulting services. Fees payable to Hewitt also vary based upon the particular Portfolios in which such assets are invested. For Hewitt's standard level of service in the Program, a Participant's fee is presently determined and payable quarterly by applying one-fourth of the following annual percentage rates to the Participant's average daily assets invested in the Portfolios: .75% of assets invested in the Diversified Equity Portfolio and the Balanced Portfolio; and .50% of assets invested in the Limited Maturity Fixed Income Portfolio and the Full Maturity Fixed Income Portfolio. Reduced fees may be negotiated by Hewitt with Participants committing in excess of $50 million to the Program and in other special circumstances.

                          HOW SHARES CAN BE PURCHASED

    Shares of each Portfolio are available only to Participants which have entered into Program Agreements and may be purchased on a continuous basis directly from the Fund at the net asset value per share of the Portfolio next calculated after receipt of a purchase order and federal funds. Shares are not available for purchase by individuals. Shares may be redeemed (see "How to Redeem Shares"), but are non-transferable.

    Orders to purchase shares and federal funds in the amount of the purchase order must be received by the Fund's custodian prior to 4:00 p.m. Eastern time to be effected on that day. The minimum initial investment in the Fund is $1 million. The initial minimum investment and subsequent investments in any Portfolio must be at least $100,000. These minimum investment requirements may be waived for Participants which do not have available for investment assets sufficient to satisfy the minimums. To open an account, an application form must be forwarded to Firstar Trust Company, at the address set forth below:

        BY MAIL: Shares of one or more Portfolios of the Fund may be purchased by sending a check drawn on a U.S. bank and made payable to AHA Investment Funds, Inc., together with a completed application form, to: AHA Investment Funds, Inc., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701. Purchase orders will be effected at the net asset value per share next computed after the check has been converted into federal funds. Checks drawn on a member bank of the Federal Reserve System will normally be converted into federal funds within two business days of receipt; however, checks drawn on other banks may take considerably longer. Prior to conversion into federal funds, an investor's money will not be invested in the Fund. Shares purchased by check will not begin to be entitled to dividends until the day following receipt of federal funds. Checks are accepted subject to collection. Payment for redemptions of shares purchased by check may be delayed to assure that the purchase check clears, which may take up to 15 days from the date of purchase.

        BY WIRE: The purchase of shares can be expedited by wiring federal funds to the custodian. This procedure avoids the delays and restrictions that apply in the case of shares purchased by check. To wire federal funds to the custodian, have your bank transmit funds to:

           Firstar Bank Milwaukee, N.A.
           Account of Firstar Trust Co.
           777 East Wisconsin Ave.
           Milwaukee, WI
           ABA Number 075000022
           For Credit to AC #112-952-137
           Account Name: Name of Investor
           Portfolio Name:
             Limited Maturity Fixed Income Portfolio (051)
             Full Maturity Fixed Income Portfolio (052)
             Diversified Equity Portfolio (053)
             Balanced Portfolio (054)

    ALL PURCHASE ORDERS MUST SPECIFY THE PORTFOLIO OR PORTFOLIOS IN WHICH INVESTMENTS ARE TO BE MADE.

    For further information regarding the procedures to be used when purchasing shares, you may call: 1 (800) 445-1341.

    The Fund reserves the right in its sole discretion to reject any order for purchase of its shares (including purchase by exchange) when in the judgment of management such rejection is in the best interest of the Fund.

SHARE PRICE

    Shares of each Portfolio of the Fund are offered for sale at the net asset value per share next determined after receipt of an order and federal funds, without any sales charge. Net asset value is computed separately for each Portfolio once daily as of the close of trading on the New York Stock Exchange (presently 4:00 p.m., New York time). A Portfolio's net asset value per share may also be computed on other days when there is a sufficient degree of trading in the securities held by that Portfolio if a purchase or redemption request is received on that day. The net asset value per share will not be determined on holidays observed by the New York Stock Exchange.

    Net asset value per share for each Portfolio is calculated by dividing the market value of all of the Portfolio's investment securities plus the value of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses, but excluding capital and surplus), by the number of shares of that Portfolio outstanding. Prices of shares of each Portfolio should be expected to fluctuate daily based on the current values of securities held by that Portfolio. If market quotations are not readily available, a security will be valued at fair value as determined under procedures adopted by the Board of Directors of the Fund. Debt securities held by the Portfolios with remaining maturities of 60 days or less, will be valued at amortized cost, absent unusual circumstances.

                              HOW TO REDEEM SHARES

    Shares of each Portfolio may be redeemed on any business day at their current net asset value next determined after a request in proper form is received as described below. The business days on which net asset values are determined are described under "Share Price." If shares are represented by stock certificates, a written request for redemption, together with a stock power, each signed on behalf of the registered shareholder by an authorized signatory, and the certificates must be forwarded to the Transfer Agent. If no certificates have been issued, only a properly signed written redemption request must be submitted.

    All requests to redeem shares should be sent to:

       AHA Investment Funds, Inc.
       c/o Firstar Trust Company
       P.O. Box 701
       Milwaukee, WI 53201-0701

    For further information regarding the procedures to be used for redemptions, please call: 1 (800) 445-1341.

    Payment of redemption proceeds will ordinarily be made within seven days by wire transfer of federal funds to the shareholder's account at a commercial bank which is a member of the Federal Reserve System. The bank account must be designated by the shareholder on the application form used in opening an account with the Fund. Upon request of a shareholder, redemption proceeds will be paid by check mailed to the shareholder's address of record. There is no fee currently imposed for wire redemptions, but the Fund reserves the right to impose such a fee in the future.

    The Fund reserves the right to suspend the right of redemption or postpone the date of payment (including redemption through an exchange of shares) if unlikely emergency conditions, which are specified in the Investment Company Act of 1940 or determined by the Securities and Exchange Commission, should exist.

    EXPEDITED REDEMPTION PROCEDURES. Telephone redemption orders may be placed, avoiding the need to submit a written redemption request, provided that certificates for shares have not been issued. Arrangements for telephone redemptions must be established prior to the time of redemption. Call the Transfer Agent at 1 (800) 445-1341 for further information.

    In the event a shareholder cannot reach the Transfer Agent to place a telephonic redemption order as a result of telephone system problems or during periods of unusual economic or market change, a redemption request may be expedited by sending a written request by overnight service to:

       AHA Investment Funds, Inc.
       c/o Firstar Trust Company
       615 East Michigan Street, 3rd Floor
       Milwaukee, WI 53202

    The Fund's transfer agent employs reasonable procedures to confirm that telephone redemption instructions are genuine such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification or other information prior to effecting a telephone redemption. To the extext such procedures are used, neither the Fund, nor the Hewitt, or the transfer agent, will be liable for any loss due to fraudulent or unauthorized telephone instructions.

    INVOLUNTARY AND AUTOMATIC REDEMPTION. The Board of Directors has the authority to effect the redemption of the accounts of a shareholder having an aggregate value, as a result of redemptions, of less than $1 million in all Portfolios or such lesser amount as may be established by the Board. In such situations, the shareholder will be notified that the account will be redeemed, and the proceeds paid to the shareholder, unless additional investments are made to increase the account value to $1 million or such lesser prescribed amount within 60 days. There is no present intention to utilize this procedure. However, if it is utilized, any redemption of a minimum $1 million investment in the Fund would subject a shareholder to involuntary redemption. In addition, under the Program Agreements, shares may be automatically redeemed upon a termination of such an agreement or failure to pay applicable fees.

                         SERVICES PROVIDED BY THE FUND

SHAREHOLDER ACCOUNTS

    The Fund's Transfer Agent maintains an account for each shareholder reflecting that shareholder's current holdings. Share certificates will be issued only upon specific request and are non-transferable. Shareholders are sent confirmations for each transaction in shares of the Portfolios. Shares for which certificates have been issued cannot be redeemed or exchanged by telephone request. For information regarding the status of an account and transactions, or to request certificates for shares, please call: 1 (800) 445-1341.

REINVESTMENT OF DISTRIBUTIONS

    Income dividends and capital gains distributions are automatically reinvested in additional shares of the Portfolio making the distribution at the net asset value per share of that Portfolio. See "Dividends, Capital Gains Distributions and Taxes." A shareholder may, however, elect to receive payment of all dividends and distributions by check by giving written notice to the Transfer Agent at least two weeks prior to the record date on which the change is to take effect. Dividends and distributions payable by check will be mailed on the payable date.

EXCHANGE PRIVILEGE

    Shares of any Portfolio may be exchanged for shares of any other Portfolio of the Fund on the basis of their respective net asset values at the time of exchange. Exchanges must be in the amount of $100,000 or more.

    An exchange involves the redemption of shares of one Portfolio of the Fund and investment of the redemption proceeds in shares of another Portfolio. Redemption will, except as noted below, be made at the net asset value per share next determined after receipt of an exchange request in proper order. Shares of the Portfolio to be acquired will be purchased when the proceeds from redemption become available (normally on the day the request is received, but under certain circumstances up to seven days thereafter if a Portfolio determines to delay the payment of redemption proceeds) at the net asset value of those shares next determined after satisfaction of the purchase order requirements of the Portfolio whose shares are being acquired. Any gain or loss realized on an exchange is recognized for federal income tax purposes.

    Before making an exchange, the investment objectives and policies of the Portfolios involved should be reviewed and their differences considered. Instructions to effect an exchange may be given in writing or by telephone. The exchange privilege is not available if certificates for the shares to be exchanged have been issued. To effect an exchange, or for further information, contact the Transfer Agent at: 1 (800) 445-1341. In the event the Transfer Agent cannot be reached by telephone as a result of telephone system problems or during periods of unusual economic or market changes, an order to exchange shares may be expedited by sending a written request by overnight service to:

       AHA Investment Funds, Inc.
       c/o Firstar Trust Company
       615 East Michigan Street, 3rd Floor
       Milwaukee, WI 53202

    The Fund reserves the right to modify or terminate the exchange privilege and to impose fees for and limitations on its use upon not less than sixty days written notice to shareholders.

    As in the case of telephone redemption requests, the transfer agent employs reasonable procdures to confirm that telephone exchange instructions are genuine. To the extent these procedures are used, neither the Fund, nor Hewitt, or the transfer agent, will be liable for any loss due to fraudulent or unauthorized telephone exchange instructions.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS

    In addition to any increase in the value of a Portfolio's shares which may occur from increases in the values of investments, each Portfolio may earn income in the form of dividends or interest on its investments. The Fund's policy with respect to each Portfolio is to distribute substantially all of this income, less expenses, to shareholders of that Portfolio at the discretion of the Fund's Board of Directors. Unless requested otherwise, dividends are automatically reinvested in additional shares of the Portfolio making the dividend distribution at the net asset value on the payment date in the case of Portfolios which pay monthly dividends, or on the day after the record date in the case of Portfolios which pay quarterly dividends. See "Services Provided by the Fund."

    It is expected that dividends from net investment income will be declared on the following schedule:

  DECLARED                  PAYABLE                                   PORTFOLIOS
------------  -----------------------------------  ------------------------------------------------
Daily         Last day of each month.              Limited Maturity Fixed Income Portfolio
                                                   Full Maturity Fixed Income Portfolio
Quarterly     Mid: March, June, September, and     Diversified Equity Portfolio
              December                             Balanced Portfolio

CAPITAL GAINS

    Each Portfolio's capital gains or losses are the result of the sale of its investment securities at prices that are higher or lower than the prices paid by the Portfolio to purchase those securities. Total profits from such sales, less any losses from such sales (including losses carried forward from prior years) represent net realized capital gains. The Portfolios distribute net realized capital gains, if any, to shareholders at least once annually. An additional distribution will be paid if required for a Portfolio to avoid imposition of a federal income or excise tax on undistributed capital gains. Capital gains and other distributions are automatically reinvested in additional shares of the Portfolio making the distribution at the net asset value on the day after the record date, unless requested otherwise. See "Services Provided by the Fund."

TAXES

    Because the Portfolios intend to distribute all of their net investment income and capital gains to shareholders, it is not expected that the Portfolios themselves will be required to pay any federal income taxes. The Portfolios may be subject to nominal, if any, state taxes. Should a Portfolio fail to distribute the amount required by the Tax Reform Act of 1986 to be distributed during any calendar year, the Portfolio would be required to pay a four percent, nondeductible excise tax on the amount of the under-distribution.

    Shareholders that are subject to federal income taxation normally will have to pay any applicable federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Portfolios, whether paid in cash or in additional shares. Dividends and distributions may also be subject to state or local taxes. Annually, shareholders are sent full information on dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of dividends eligible for the dividends received deduction available for corporations.

    Redemptions of shares (including redemptions to pay fees to Hewitt if a shareholder has elected to pay fees in such manner) and exchanges of shares among the Portfolios will result in the recognition of any gain or loss for federal income tax purposes for those shareholders subject to federal income taxation.

                                FUND PERFORMANCE

    From time to time the Fund may provide reports of a Portfolio's total return performance or yield to shareholders and prospective investors in advertisements and other materials. Certain sales materials, but not advertisements, may quote distribution rates for the Portfolios. These reports are based upon investment results during specified periods and in the case of total return, assume reinvestment of all dividends and capital gains, if any, paid during that period. Quotations of total return, yield and distribution rate will be adjusted to include the effect of the standard fees that shareholders pay to Hewitt. These adjustments will be made by using the applicable fees for Hewitt's standard level of service for the average size shareholder account in the Portfolio. Quotations will reflect the effect of Hewitt's agreement to absorb certain expenses of the Portfolios. Because dividends, net asset value and expenses of the Portfolios will fluctuate, any given report of total return, yield or distribution rate should not be considered as representative or a prediction of a Portfolio's performance for any specified period in the future. Rankings and comparisons appearing in publications such as Money, Forbes, and similar sources, or based upon data disseminated by Lipper Analytical Services Corporation or other similar services, and comparisons to recognized market indices, may also be used in advertisements and other materials. Certain additional comparisons may also be made. See "Performance Information" in the Statement of Additional Information.

YIELD QUOTATIONS

    Yield quotations may be disseminated by each of the Portfolios except the Diversified Equity Portfolio and the Balanced Portfolio and used in advertising and sales materials. They are based on historical earnings and will reflect net investment income generated over a 30 day period based on the average number of shares of the Portfolio outstanding entitled to receive dividends over the period. This income is then "annualized" and shown as a percentage of the shareholder's investment at net asset value per share on the last day of the period.

    Yield quotations do not generally reflect the impact of changes in net asset value on an investor's return.

TOTAL RETURN

    The total return of a Portfolio may also be disseminated. Total return is calculated by determining the difference between the net asset value of all shares held at the end of the period for each share held at the beginning of the period (assuming reinvestment of dividends and other distributions), and then dividing that difference by the net asset value per share at the beginning of the period. These calculations implicitly reflect the compounding of dividends and distributions by assuming reinvestment. The average annual compounded rate of return is the yearly rate that, when applied evenly to each annual period and compounded, would produce the total return for the period quoted. Unlike yield and distribution rate quotations, total return reflects all changes in a Portfolio's net asset value.

                             ADDITIONAL INFORMATION

VOTING RIGHTS

    All shares of each Portfolio, $.01 par value per share, have equal voting rights on matters affecting the Fund or that Portfolio. Shares have no preemptive or conversion rights. When shareholders are entitled to vote upon a matter, each shareholder is entitled to one vote for each share owned. There are no cumulative voting rights. The Fund is not required and therefore does not intend to hold annual meetings of shareholders, but special meetings may be held as may be necessary or as required by the Fund's Articles of Incorporation or By-Laws or by applicable law. On any matter which affects only a particular Portfolio, only shareholders of that Portfolio vote unless otherwise required by the Investment Company Act.

ARRANGEMENTS WITH AHA AND OTHER ORGANIZATIONS

    The American Hospital Association has granted Hewitt a non-exclusive right for the use of the name "American Hospital Association" and derivations thereof in connection with the Program and the Fund. Hewitt pays a royalty for these rights. Any termination of the licensing arrangement would require the Fund promptly to take steps to change its name. For its assistance to Hewitt in making the Program available to members of AHA and their affiliated organizations, and in communicating to members, Hewitt also pays from its own resources a fee to American Hospital Association Services, Inc. Similar fees may be paid by Hewitt to other organizations which provide similar services. The Fund may contract directly with American Hospital Association Services, Inc. for certain non-distribution related services such as printing.

CONTROL PERSONS

    As of July 31, 1997, American Hospital Association may be deemed to control the Fund through its direct and indirect beneficial ownership of more than 25 percent of the Fund's outstanding shares. In addition, as of such date, American Hospital Association and American Hospital Association Retirement Trust may be deemed to control the Limited Maturity Fixed Income, Full Maturity Fixed Income, Balanced and Diversified Equity Portfolios through their direct and indirect beneficial ownership of more than 25 percent of the outstanding shares of such Portfolios.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

    Firstar Trust Company ("Firstar") acts as the custodian, transfer agent and accounting servicing agent for the Fund. As the Fund's custodian Firstar holds all securities and cash of the Portfolios. The Custodian is authorized to deposit securities in securities depositories and to use sub-custodians approved by the Fund. Firstar serves as the Fund's transfer agent, dividend disbursing agent and registrar and acts as shareholder servicing agent. Firstar also provides the Fund with accounting services.

SHAREHOLDER INQUIRIES

    For questions concerning shareholder accounts, dividends and share purchase and redemption procedures, contact the Transfer Agent at: 1 (800) 445-1341.

REPORTS

    The Fund sends annual and semi-annual reports to its shareholders without charge. The financial statements appearing in annual reports will be audited by the Fund's independent accountants.

                         INVESTMENT CONSULTANT PROFILE

    The following personnel of Hewitt are primarily responsible for formulating the recommendations made by Hewitt, as Investment Consultant, to the Fund's Board of Directors regarding the selection and continued retention of investment managers for the Portfolios and the portions of the assets of each Portfolio allocated to the investment managers. These persons have acted in such capacities since the Fund's inception in 1988 or since commencement of their employment by Hewitt, if later. Such recommendations are considered by the Board of Directors of the Fund, which has responsibility for the approval of the retention of investment managers.

    Ronald A. Jones                            John M. Ryan
    Hewitt Associates LLC (1978-present)       Hewitt Associates LLC (1985-present)
    James B. Lee                               Timothy G. Solberg
    Hewitt Associates LLC (1990-present)       Hewitt Associates LLC (1989-present)
    Stein Roe & Farnham (1985-1990)            SEI Corporation (1985-1989)

                          INVESTMENT MANAGER PROFILES

    The Investment Managers have no affiliation with Hewitt or the Fund's officers and directors. Each manager is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other investment companies and other clients, including clients of Hewitt.

    The present Investment Managers of the Fund, and the year in which they commenced providing services to the Portfolios are as follows:

LIMITED MATURITY FIXED INCOME PORTFOLIO  DIVERSIFIED EQUITY PORTFOLIO
The Patterson Capital Corporation        Cambiar Investors, Inc. (1988)
(1988)                                   Investment Research Company (1993)
FULL MATURITY FIXED INCOME PORTFOLIO     BALANCED PORTFOLIO
Firstar Investment Research &            Western Asset Management Company (1995)
Management Company, LLC (1996)           Cambiar Investors, Inc. (1993)
Western Asset Management
Company (1995)

    The following profiles set forth information regarding the Investment Managers and the persons (or groups) within such organizations responsible for making investment decisions for the Portfolios:



    CAMBIAR INVESTORS, INC. ("CAMBIAR"), 8400 E. Prentice Avenue, Englewood, Colorado 80111, since 1990 has been a wholly owned subsidiary of United Asset Management Corporation, a publicly held company. Cambiar was organized in 1973 and has approximately $840 million of assets under management.

    Michael S. Barish                          Kathleen M. McCarty
    President                                  Senior Vice President
    Cambiar Investors, Inc. (1973-present)     Cambiar Investors, Inc. (1987-present)
    AHA Investment Funds, Inc.                 AHA Investment Funds, Inc.
    Portfolio Manager, (1988-present)          Portfolio Manager, (1988-present)

    Darrel D. Hershey                          Michael J. Gardner
    Senior Vice President                      Vice President
    Cambiar Investors, Inc. (1985-present)     Cambiar Investors, Inc. (1995-present)
    AHA Investment Funds, Inc.                 Simmons & Company (1991-1995)
    Portfolio Manager, (1988-present)          AHA Investment Funds, Inc.
                                               Portfolio Manager, (1996-present)

    FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC ("FIRMCO"), 777 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, is a wholly owned subsidiary of Firstar Corporation, a publicly owned company. FIRMCO is an investment management firm and has approximately $20.9 billion in assets under management.

    Gary A. Elfe                               Teresa R. Westman
    Senior Vice President                      Senior Vice President
    Firstar Investment Research &              Firstar Investment Research &
     Management Company, LLC                   Management Company, LLC
     (1978-present)                            (1987-present)
    AHA Investment Funds, Inc.                 AHA Investment Funds, Inc.
    Portfolio Manager                          Portfolio Manager
     (1996-present)                            (1996-present)

    INVESTMENT RESEARCH COMPANY ("INVESTMENT RESEARCH"), 16256 San Dieguito Road #2-20, P.O. Box 9210, Rancho Santa Fe, California 92067, since 1994 has been a wholly owned subsidiary of United Asset Management Corporation, a publicly held Company. Investment Research was organized in 1985 and has approximately $2.2 billion of assets under management.

    F.J. (Jerry) Gould                         C.B. (Tom) Garcia
    President and CIO                          Senior Vice President
    Investment Research Company                Investment Research Company (1985-present)
     (1985-present)                            AHA Investment Funds, Inc.
    AHA Investment Funds, Inc.                 Portfolio Manager, (1993-present)
    Portfolio Manager, (1993-present)

    John D. Freeman
    Executive Vice President
    Investment Research Company
     (1996-present)
    AHA Investment Funds, Inc.
    Portfolio Manager (1996-present)

    THE PATTERSON CAPITAL CORPORATION ("PATTERSON CAPITAL"), 2029 Century Park East #2950, Los Angeles, California 90067, is a privately held advisory organization headed by Joseph B. Patterson. Patterson Capital provides investment management services to a variety of institutions including investment companies and employee benefit plans and has approximately $2.5 billion under management.

    Brian S. Allen                             Jean M. Clark
    Portfolio Manager                          Sr. Vice President/Portfolio Manager
    The Patterson Capital Corporation          The Patterson Capital Corporation
     (1993-present)                            (1983-1988) (1991-present)
    Nations Bank (1987-1991)                   AHA Investment Funds, Inc.
    AHA Investment Funds, Inc.                 Portfolio Manager, (1991-present)
    Portfolio Manager, (1993-present)

    Joseph B. Patterson
    Chief Investment Strategist
    The Patterson Capital Corporation
     (1977-present)
    AHA Investment Funds, Inc.
    Portfolio Manager, (1988-present)

    WESTERN ASSET MANAGEMENT COMPANY ("WAMCO"), 117 East Colorado Boulevard, Pasadena, California 91105, is a wholly owned subsidiary of Legg Mason, Inc., a publicly held financial services organization that engages through its subsidiaries in the businesses of securities brokerage, investment management, corporate and public finance and real estate services. WAMCO manages more than $27.4 billion for its institutional clients, plus $4.2 billion of assets for mutual funds. WAMCO's Fixed-Income team has responsibility for the management of the Portfolios.

                                    APPENDIX
                          CORPORATE SECURITIES RATINGS

    STANDARD & POOR'S BOND RATINGS. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Ratings below "AAA" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    MOODY'S BOND RATINGS. Bonds rated "Aaa" by Moody's are judged to be of the best quality and to carry the smallest degree of investment risk. Bonds rated "Aa" are judged to be of high quality by all standards. Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well. Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks at the lower end of its generic rating category.

-----------------------------------------------------

                           AHA INVESTMENT FUNDS, INC.
-----------------------------------------------------

                       INVESTMENT CONSULTANT
                          Hewitt Associates LLC
                          100 Half Day Road
                          Lincolnshire, Illinois 60069

                       CUSTODIAN
                          Firstar Trust Company
                          615 East Michigan Street
                          Milwaukee, WI 53202

                       TRANSFER AGENT
                          Firstar Trust Company
                          P.O. Box 701
                          Milwaukee, WI 53201-0701

                       LEGAL COUNSEL
                          Schulte Roth & Zabel LLP
                          900 Third Avenue
                          New York, New York 10022

                       INDEPENDENT PUBLIC ACCOUNTANTS

                          Arthur Andersen LLP
                          33 West Monroe Street
                          Chicago, Illinois 60603

                       SHAREHOLDER INQUIRIES
                          1 (800) 445-1341

--------------------------------------------------------------------------------

    THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER BY THE FUND TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH OFFER IN SUCH JURISDICTION.
--------------------------------------------------------------------------------

                         STATEMENT OF ADDITIONAL INFORMATION
                                DATED OCTOBER 31, 1997


                              AHA INVESTMENT FUNDS, INC.

         AHA Investment Funds, Inc. (the "Fund") is an open-end, diversified management investment company. Shares of the Fund's four investment portfolios (the "Portfolios") are available only to participants in the American Hospital Association Investment Program (the "Program") and to the American Hospital Association (and its affiliated companies). Hewitt Associates LLC is the Fund's Investment Consultant and, subject to approval of the Fund's Board of Directors, selects the investment managers of the Portfolios. Shares of the following Portfolios are currently offered directly by the Fund, without any sales charge ("no-load"), and are sold and redeemable at their current net asset values per share:

LIMITED MATURITY FIXED INCOME PORTFOLIO: Seeks a high level of current income, consistent with preservation of capital and liquidity. Invests primarily in high quality fixed income securities and maintains an average dollar weighted portfolio maturity of five years or less.

FULL MATURITY FIXED INCOME PORTFOLIO: Seeks over the long term the highest level of income consistent with preservation of capital. Invests primarily in high quality fixed income securities. There is no restriction on the maximum maturity of the securities purchased. The average dollar weighted portfolio maturity will vary and may exceed 20 years.

DIVERSIFIED EQUITY PORTFOLIO: Seeks long-term capital growth. Invests primarily in equity securities and securities having equity characteristics.

BALANCED PORTFOLIO: Seeks a combination of growth of capital and income. Invests varying proportions of its assets in equity and fixed income securities, with not less than 25 percent of total assets invested in fixed income securities.


         A Prospectus for the Fund dated October 31, 1997, which provides the basic information you should know before investing, may be obtained without
charge by calling the Fund's transfer agent at:   1-(800) 445-1341.  This
Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus and is intended to provide you additional information regarding the activities and operations of the Fund. The Statement of Additional Information should be read in conjunction with the Prospectus.

INVESTMENT CONSULTANT:

    HEWITT ASSOCIATES LLC
    100 Half Day Road
    Lincolnshire, Illinois 60069

                                  TABLE OF CONTENTS
                                  -----------------

                                                                          Page
                                                                          ----
    THE FUND AND ITS MANAGEMENT. . . . . . . . . . . . . . . . . . . . .    B-3
    INVESTMENT POLICIES AND PRACTICES. . . . . . . . . . . . . . . . . .    B-9
    INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . .   B-16
    PORTFOLIO TRANSACTIONS AND BROKERAGE . . . . . . . . . . . . . . . .   B-17
    DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . .   B-19
    TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-20
    PURCHASES AND REDEMPTIONS OF SHARES. . . . . . . . . . . . . . . . .   B-22
    SPECIAL INVESTMENT TECHNIQUES. . . . . . . . . . . . . . . . . . . .   B-23
    PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . .   B-25
    ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . .   B-27
    FINANCIAL STATEMENTS AND REPORT THEREON. . . . . . . . . . . . . . .   B-32
    APPENDIX -- FUTURES AND OPTIONS. . . . . . . . . . . . . . . . . . .  APP-1

                             THE FUND AND ITS MANAGEMENT

         The Fund was organized under the laws of the State of Maryland on March 14, 1988.

THE INVESTMENT CONSULTANT

         Hewitt Associates LLC ("Hewitt") serves as the Fund's Investment Consultant, pursuant to a Corporate Management Agreement dated as of July 15, 1988 (the "Management Agreement"). Under the Management Agreement, Hewitt is responsible to provide various services to the Fund. Among other things, Hewitt evaluates, selects (subject to Board of Director approval) and monitors the performance of the investment managers of the Fund's investment portfolios (the "Portfolios"), and is required to pay the fees of the investment managers for the services they render to the Portfolios. Hewitt is also responsible for allocating the assets of the Portfolios with more than one manager among such Portfolios' investment managers, and supervising the services provided by the Fund's custodian, transfer agent, and other organizations which provide accounting, recordkeeping and administrative services. Hewitt is required to provide such office space, equipment and personnel as may reasonably be necessary to render the services under the Management Agreement, and bears the costs of telephone service, heat, light, power and other utilities in connection therewith.

         Expenses not expressly assumed by Hewitt under the Management
Agreement are paid by the Fund. Expenses borne by the Fund include, but are not limited to: charges and expenses of the Fund's registrar, custodian, transfer agent, dividend disbursing agent and shareholder servicing agent; brokerage fees and commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws and expenses associated with the preparation and filing of required reports and the maintenance of the Fund's corporate existence; the costs and expense of printing prospectuses, proxy statements and reports, including typesetting, and of distributing these materials to shareholders; expenses of shareholders' and directors' meetings; fees and expenses of directors who are not principals or employees of Hewitt Associates LLC or the American Hospital Association ("AHA"); expenses incident to any dividend, withdrawal or redemption options; charges and expenses of outside services used in preparing and maintaining the books and records (including accounting records) of the Fund; pricing shares of the Portfolios and rendering administrative services; membership dues in industry organizations; interest on borrowings; postage; insurance premiums on property and personnel (including directors and officers); the fees and expenses of the Fund's independent accountants and its legal counsel; extraordinary expenses including, but not limited to, legal claims and liabilities, litigation costs and indemnification; and all other costs of the Fund's operations. The Fund has entered into arrangements with Firstar Trust Company to obtain accounting services necessary for its operations. As discussed in the Prospectus under "Expenses and Fees," under certain circumstances, Hewitt has voluntarily agreed to absorb certain expenses of the Portfolios and American Hospital Association Services, Inc. has agreed to bear one half of the amounts absorbed by Hewitt.
As described in the Prospectus under "Summary of Fund Expenses," the Portfolios may reimburse Hewitt for a portion of the expenses absorbed.

         In consideration of the services provided by Hewitt, the Fund makes its shares available to clients of Hewitt, and maintains all federal and state registrations necessary for the offering of its shares. The only such clients that are permitted to purchase shares are those which are participants in the American Hospital Association Investment Program (the "Program"). Participants in the Program ("Participants") are member organizations of AHA and their affiliated organizations, including employee benefit plans. Other hospital associations affiliated with AHA and their sponsored and affiliated organizations are also eligible to become Participants. Shares may also be purchased by AHA and its affiliated companies. Fees paid by Participants to Hewitt in the Program entitle the Participants to various consulting services provided by Hewitt and to implement asset allocation and objective decisions by investing in the Portfolios. Neither the Fund nor any of its Portfolios pays any fees to Hewitt or to the investment managers.


         Pursuant to the Management Agreement, total operating expenses of the Portfolios are subject to applicable limitations under the regulations of states in which shares of the Portfolios are registered for sale. Operating expenses are thus effectively subject to the most restrictive of such limitations as they may be amended from time to time, or as they may be waived or modified. No such limitations are presently applicable to the Portfolios. The Management Agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, Hewitt is not liable to the Fund or any of its investors for any act or omission or for any losses.

         The Management Agreement was initially approved on June 22, 1988 by the Fund's Board of Directors, including a majority of the directors who are not "interested persons," as defined in the Investment Company Act of 1940 (the "Act"), of the Fund or Hewitt (the "Independent Directors"), by vote cast in person at a meeting called for such purpose. It was also approved on July 25, 1988 by American Hospital Association Services, Inc., as the sole shareholder of the Fund at that time, for an initial term expiring June 30, 1990. The shareholders of each Portfolio voted to approve the Management Agreement at a special meeting of shareholders held on February 9, 1990. The Management Agreement may continue in effect from year to year after its initial term provided that each continuance is approved at least annually by shareholders of each Portfolio by a majority shareholder vote as defined by the Act or by the Board of Directors. Each such continuance must also be approved by the vote of a majority of the Independent Directors. Pursuant to such approvals by the Board of Directors, the Management Agreement has continued in effect from year to year. At a meeting of the Fund's Board of Directors held in person on May 14, 1997, the Management Agreement was renewed for an additional one year period expiring June 30, 1998. The Management Agreement may be terminated at any time, without penalty, on sixty days' notice by the Fund's Board of Directors, by the holders of a majority of the shares of a Portfolio, or by Hewitt. In addition, the Management Agreement provides for its automatic termination in the event of its "assignment" (as defined by the Act and the rules thereunder). Shareholders of each Portfolio are required to vote separately on all proposals to approve, renew or terminate the Management Agreement, which would remain in effect for those Portfolios which vote to approve or renew that agreement.


         The Fund has acknowledged that the name "AHA" is a property right of AHA and that its right to use that name is nonexclusive. The Fund also has acknowledged that both AHA and Hewitt have the right to withdraw the right to use the name "AHA" from the Fund.

THE INVESTMENT MANAGERS

         Each of the investment managers has entered into a Portfolio Advisory Agreement with the Fund (the "Advisory Agreements"). These agreements provide that the investment managers are responsible for the investments of the assets of the Portfolios allocated to them by Hewitt on behalf of the Fund. Under the Advisory Agreements, the investment managers are required to invest the assets of the Portfolio or Portfolios allocated to them in a manner consistent with the investment objectives, policies, and restrictions of the Portfolio, and in accordance with all procedures adopted by the Fund and its Board of

Directors. Hewitt has assumed the responsibility for the payment of all fees payable to the investment managers, which fees are each computed as a percentage of the assets of the Fund under the management of the investment manager. The investment managers assume all of the costs associated with providing the services they render to the Portfolios. In addition, under the Advisory Agreements, the investment managers are not liable to the Fund for any act or omission in the absence of willful misfeasance, bad faith, negligence or reckless disregard of their obligations.

         The following organizations presently serve as investment managers of the Fund pursuant to Advisory Agreements, and manage the Portfolios indicated:

         LIMITED MATURITY FIXED INCOME PORTFOLIO
         The Patterson Capital Corporation ("Patterson")


         FULL MATURITY FIXED INCOME PORTFOLIO
         Firstar Investment Research & Management Company, LLC ("FIRMCO") Western Asset Management Company ("WAMCO")


         DIVERSIFIED EQUITY PORTFOLIO
         Investment Research Company ("IRC")
         Cambiar

         BALANCED PORTFOLIO
         Cambiar
         WAMCO

         Cambiar is a wholly owned subsidiary of United Asset Management Corporation ("UAM"), a publicly held company. IRC is an investment firm that is a wholly owned subsidiary of UAM. Patterson is a privately held company that is controlled by Joseph B. Patterson. WAMCO is a wholly owned subsidiary of Legg Mason, Inc., a publicly held company. FIRMCO is a publicly held company.

         The Advisory Agreements with the investment managers were each initially approved by the Board of Directors of the Fund, including a majority of the Independent Directors. The continuation of each such agreement was approved by the Fund's Board of Directors at a meeting held in person on May 14, 1997, and will remain in effect until June 30, 1998, unless terminated prior thereto. These agreements may continue in effect from year to year thereafter, provided that each such continuance is approved by the Board of Directors of the Fund, including a majority of the Independent Directors. The Advisory Agreements may be terminated at any time, without penalty, on thirty days' notice by the Fund's Board of Directors or by the investment managers. In accordance with an exemptive order issued by the Securities and Exchange Commission, the Advisory Agreements need not be approved by shareholders and shareholders need not be given the right to terminate the agreements. As a result, the Board of Directors may select, retain and remove the investment managers without the approval of shareholders. The Advisory Agreements provide for their automatic termination in the event of an "assignment" (as defined by the Act and the rules thereunder).


         Hewitt has certain responsibilities regarding the supervision of the investment managers (see "The Investment Consultant," above); however, neither Hewitt nor the Fund's officers or directors evaluate the investment merits of investment selections or decisions made by the investment managers. The investment managers and their affiliated brokers may be authorized to execute brokerage transactions for the Portfolios and receive commissions for their services. See "Portfolio Transactions and Brokerage."

         Additional information concerning each of the Fund's investment managers is contained in the Fund's Prospectus under "Investment Manager Profiles." Such information is incorporated herein by reference.

DIRECTORS AND OFFICERS

         The Fund's Board of Directors has the overall responsibility for supervising the operations of the Fund and the services provided to the Fund and its Portfolios by Hewitt, the investment managers and other organizations. The directors and executive officers of the Fund, their principal business occupations during the last five years and their affiliations with Hewitt and AHA, if any, are shown below. None of the Independent Directors is an affiliated person of Hewitt or AHA.* None of the directors or officers is an affiliated person of any investment manager of the Fund.
Name, Age, Position

       Name, Age, Position                 Occupations and Affiliation
      with Fund and Address                    with AHA and Hewitt
   --------------------------------       --------------------------------



Frank A. Ehmann, 63                    Formerly, President and Director, United
Director                               Stationers, Executive Vice-President and
864 Bryant Avenue                      Director, Baxter Corp. and President and
Winnetka, Illinois                     Director, American Hospital Supply Corp.
                                       Director of various companies in health
                                       products field.

James A. Henderson, 55                 Vice President, Associate General
Vice President                         Counsel, Assistant Secretary, American
One North Franklin                     Hospital Association; Assistant
Chicago, Illinois                      Secretary, American Hospital Association
                                       Services, Inc.; Trustee, AHA Multiple
                                       Employer Group Insurance Trust;
                                       Formerly, Assistant Secretary, Health
                                       Providers Service Company.




-------------------------

* Although Messrs. Boyke and Jacob are not considered by the Fund to be "interested persons" of the Fund, as defined by the Act, the Fund does not treat these directors, who are affiliated persons of the American Hospital Association, as "disinterested" for purposes of voting on matters required by the Act or the rules thereunder to be approved by the Fund's Independent Directors, due to the indirect interest that the American Hospital Association may have in certain of these matters.

       Name, Age, Position                 Occupations and Affiliation
      with Fund and Address                    with AHA and Hewitt
   --------------------------------       --------------------------------


Sidney Jacob, 55                       Vice President of Finance and Treasury
Director                               Operations, American Hospital
One North Franklin                     Association.
Chicago, Illinois

Ronald A. Jones,** 47*                 Investment Consultant, Hewitt Associates
Director and President                 LLC.
100 Half Day Road
Lincolnshire, Illinois

James B. Lee, 35                       Program Administrator, AHA Investment
Treasurer                              Program, Hewitt Associates LLC.
100 Half Day Road
Lincolnshire, Illinois

John D. Oliverio, 44                   Executive Vice President and Director,
Director                               Wheaton Franciscan Services Inc.;
26 West 171 Roosevelt Road             Director, Oak Park Hospital; Director,
Wheaton, IL 60189                      Synergon Health System.

John M. Ryan, 50                       Attorney, Hewitt Associates LLC;
Secretary                              Formerly, Partner, Wilson & McIlvaine
100 Half Day Road                      (a Chicago law firm).
Lincolnshire, Illinois

Timothy G. Solberg,** 44               Director of Marketing and Client
Director                               Services, Hewitt Associates LLC,
100 Half Day Road                      Investment Services Division.
Lincolnshire, Illinois

Thomas J. Tucker, 65                   Former Vice President, Incarnate Word
Director                               Health Services.  Formerly, Vice
8 Rock Creek                           President and Chief Financial Officer,
Corpus Christi, TX 78412               Spohn Hospital.  Fellow of the
                                       Healthcare Financial Management
                                       Association.



-------------------------

* Although Mr.Jacob is not considered by the Fund to be "interested persons" of the Fund, as defined by the Act, the Fund does not treat these directors, who are affiliated persons of the American Hospital Association, as "disinterested" for purposes of voting on matters required by the Act or the rules thereunder to be approved by the Fund's Independent Directors, due to the indirect interest that the American Hospital Association may have in certain of these matters.

**  Director who is an "interested person" of the Fund as defined by the Act.

       Name, Age, Position                   Occupations and Affiliati
      with Fund and Address                    with Aha and Hewitt
   --------------------------------       --------------------------------


John L. Yoder, 66                      Vice President, The Princeton Agency,
Director                               Princeton Insurance Co., Formerly
19 Tankard                             President, Rahway Hospital, Rahway
Washington Crossing, PA                Hospital Foundation and Recovery Health
                                       System (parent of Rahway Hospital), BICO
                                       Corporation (health ventures); Vice
                                       Chairman and Director, Health Care
                                       Insurance Exchange  Princeton Insurance
                                       Co.  Formerly, Trustee, American
                                       Hospital Association.


         The Fund pays an attendance fee to each director who is not a principal, director, officer or employee of Hewitt or AHA of $1,000 for each quarterly meeting and $500 for each special meeting of the Board of Directors and for any committee meeting (not held on the date of a quarterly Board meeting), and reimburses such directors for travel and other out-of-pocket expenses incurred in attending such meetings. Directors and officers of the Fund who are principals, directors or officers of or employed by Hewitt or AHA (or any affiliated company of either) receive no compensation or expense reimbursement from the Fund. During the fiscal year ended June 30, 1997, the Fund paid directors' fees (including expenses) of $22,747.13 as follows:


                                  COMPENSATION TABLE
                                  ------------------



                                  Pension or                       Total
                                  Retirement                    Compensation
                                   Benefits      Estimated          From
                    Aggregate      Accrued         Annual        Registrant
                   Compensation    As Part        Benefits        And Fund
Name of Person,       From         Of Fund          Upon        Complex Paid
   Position        Registrant      Expenses      Retirement     To Directors
---------------    ------------   -----------    ----------     ------------



Frank A. Ehmann,     $5,458.46              0             0        $5,458.46
Director

Sidney Jacob,                0              0             0                0
Director

Ronald A. Jones,             0              0             0                0
Director and President

                                  Pension or                       Total
                                  Retirement                    Compensation
                                   Benefits      Estimated          From
                    Aggregate      Accrued         Annual        Registrant
                   Compensation    As Part        Benefits        And Fund
Name of Person,       From         Of Fund          Upon        Complex Paid
   Position        Registrant      Expenses      Retirement     To Directors
---------------    ------------   -----------    ----------     ------------

John D. Oliverio,    $4,063.72              0             0        $4,063.72
Director

Timothy G. Solberg,          0              0             0                0
Director

Thomas J. Tucker,    $6,331.20              0             0        $6,331.20
Director

John L. Yoder,       $6,893.75              0             0        $6,893.75
Director


         By virtue of certain positions held by officers and directors of the Fund with organizations that are shareholders of the Fund, including AHA and American Hospital Association Retirement Trust, the officers and directors of the Fund, as a group, may be deemed to have shared, indirect beneficial ownership of 37% of the Fund's outstanding shares as of July 31, 1997.


                          INVESTMENT POLICIES AND PRACTICES

         The sections below describe, in greater detail than in the Fund's Prospectus, some of the different types of investments which may be made by the Portfolios and the different investment practices in which the Portfolios may engage. The use of options and futures contracts by the Portfolios are discussed on p. 30 under "Special Investment Techniques." The general investment policies of the Portfolios are set forth in the Prospectus.

SHORT-TERM INVESTMENTS

         As discussed in the Prospectus, each of the Portfolios may invest in a variety of short-term debt securities ("money market instruments"), including instruments issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities") and repurchase agreements for such securities. Money market instruments are generally considered to be debt securities having remaining maturities of approximately one year or less. Government Securities are described in the Prospectus. Other types of money market instruments include: certificates of deposit, bankers' acceptances, commercial paper, letters of credit, short-term corporate obligations, and the other obligations discussed below.

         The short-term investments of the Portfolios in bank obligations (including certificates of deposit, bankers' acceptances, time deposits and letters of credit) are limited to: (1) obligations of U.S. commercial banks and savings institutions having total assets of $1 billion or more, and instruments secured by such obligations, including obligations of foreign branches of U.S. banks and (2) similar obligations of foreign commercial banks having total assets of $1 billion or more or their U.S. branches which are denominated in U.S. dollars. Obligations of foreign banks and their U.S. branches are subject to the additional risks of the types generally associated with investment in foreign securities. See "Foreign Securities." Similar risks may apply to obligations of foreign branches of U.S. banks. There currently are no reserve requirements applicable for obligations issued by foreign banks or foreign branches of U.S. banks. Also, not all of the federal and state banking laws and regulations applicable to domestic banks relating to maintenance of reserves, loan limits and promotion of financial soundness apply to foreign branches of domestic banks, and none of them apply to foreign banks.

         Commercial paper constituting the short-term investments of the Portfolios must be rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the highest grade by Moody's Investors Service, Inc. ("Moody's") or, if not rated, must be issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's. Other types of short-term corporate obligations (including loan participations and master demand notes) must be rated at least A by S&P or Moody's to qualify as a short-term investment of the Portfolios, or, if not rated, must be issued by a company having an outstanding debt issue rated at least A by Moody's or S&P. The quality standards described above may be modified by the Fund upon the approval of its Board of Directors.

         Bank time deposits may be non-negotiable until expiration and may impose penalties for early withdrawal. Master demand notes are corporate obligations which permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the borrower. They permit daily changes in the amounts borrowed. The amount under the note may be increased at any time by the Portfolio making the investment up to the full amount provided by the note agreement, or may be decreased by the Portfolio.
The borrower may prepay up to the full amount of the note without penalty.
These notes may in some cases be backed by bank letters of credit. Because these notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Investments in bank time deposits and master demand notes are subject to limitations on the purchase of securities that are restricted or illiquid. See "Restricted and Illiquid Securities." No Portfolio intends to purchase any non-negotiable bank time deposits or master demand notes during the coming year.

REPURCHASE AGREEMENTS

         As discussed in the Prospectus, each of the Portfolios may enter into repurchase agreements involving the types of securities which are eligible for purchase by that Portfolio. However, there is no limitation upon the maturity of the securities underlying the repurchase agreements.




         Repurchase agreements, which may be viewed as a type of secured lending by the Portfolios, typically involve the acquisition by a Portfolio of Government Securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Portfolio will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

         While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include a requirement that the investment managers effect repurchase transactions only with large, well capitalized United States financial institutions approved by them as creditworthy based upon periodic review under guidelines established and monitored by the directors of the Fund. In addition, the value of the collateral underlying the repurchase agreement, which will be held by the Fund's custodian in a segregated account on behalf of the Portfolio, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercise of a Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is the current policy of each Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amount to more than 10% of its total assets. Investments in repurchase agreements may at times be substantial when, in the view of the investment managers, liquidity or other considerations warrant.

         REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements. These agreements, in which the Portfolio would be the seller of the security underlying the repurchase agreement for cash and be obligated to repurchase the security, involve a form of leverage to the extent the Portfolio may invest the cash received and involve risks similar to repurchase agreements. Although this practice, if successful, may help a Portfolio increase its income or net assets through the investment of the cash received in a reverse repurchase agreement, if the return on those investments is inadequate or they decline in value during the term of the agreement, the income or the net assets of the Portfolio would be adversely affected as compared to its income and net assets absent the transaction.
The fundemental policies set forth in the Prospectus concerning borrowings by the Portfolios covers bank borrowings and reverse repurchase agreements. No Portfolio intends to enter into reverse repurchase agreements during the coming year.

TYPES OF DEBT SECURITIES

         The types of debt obligations in which the Portfolios may invest are described in the Prospectus. These investments are subject to certain quality limitations and other restrictions and include money market instruments and other types of obligations. See "Short-Term Investments" and "Convertible Securities." Debt obligations are subject to various risks as described in the Prospectus. In addition, investors should recognize that, although securities ratings issued by a securities rating service provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. As discussed in the Prospectus, changes in interest rate levels cause fluctuations in the prices of debt obligations and will, therefore, cause fluctuations in net asset values per share of the Portfolios.

         Applicable quality limitations of the Portfolios, as described in the Prospectus, require that debt securities purchased by the Limited Maturity Fixed Income Portfolio and the Diversified Equity Portfolio be rated at the time of purchase A or higher by S&P or Moody's (or, if unrated, be of comparable quality as determined by the investment manager) and that such securities purchased by the Full Maturity Fixed Income Portfolio and the Balanced Portfolio be rated at the time of purchase BBB or higher by S&P or Baa or higher by Moody's (or, if unrated, be of comparable quality as determined by the investment manager). Although unrated securities eligible for purchase by the Portfolios must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

         Subsequent to the purchase of a debt security by a Portfolio, the ratings or credit quality of a debt security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Portfolio would not require the Portfolio to sell the security. However, the investment managers of the Portfolios will evaluate and monitor the quality of all investments, including bonds rated lower than BBB or Baa, and will dispose of investments which have deteriorated in their creditworthiness or ratings as determined to be necessary to assure that the Portfolios' overall investments are constituted in a manner consistent with their investment objectives.

         The economy and interest rates affect lower rated obligations differently from other securities. For example, the prices of these obligations have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. To the extent that there is no established retail secondary market, there may be thin trading of lower rated obligations which may adversely impact the ability of the Portfolios' investment managers to accurately value such obligations and the Portfolios' assets, and may also adversely impact the Portfolios' ability to dispose of the obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated obligations, especially in a thinly traded market.

         ZERO COUPON SECURITIES. Debt securities purchased by the Portfolios may include zero coupon securities. These securities do not pay any interest until maturity and, for this reason, zero coupon securities of longer maturities may trade at a deep discount from their face or par values and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. Current federal tax law requires the holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment that year. It is not anticipated that any Portfolio will invest more than 5% of its assets in zero coupon securities in the coming year.

         VARIABLE RATE SECURITIES. Debt obligations purchased by the Portfolios may also include variable and floating rate securities. The interest rates payable on these securities are adjusted either at predesignated periodic intervals or whenever there is a change in an established market rate of interest. Other features may include a right whereby the Portfolio which holds the security may demand prepayment of the principal amount prior to the stated maturity (a "demand feature") and the right of an issuer to prepay the principal amount prior to maturity. One benefit of variable and floating rate securities is that, because of interest rate adjustments on the obligation, changes in market value that would normally result from fluctuations in prevailing interest rates are reduced. The benefit of a demand feature is enhanced liquidity.

TYPES OF EQUITY SECURITIES

         Equity securities may be purchased by the Diversified Equity Portfolio and Balanced Portfolio and may include common and preferred and convertible preferred stocks, and securities having equity characteristics such as rights, warrants and convertible debt securities. See "Convertible Securities." Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation's earnings through dividends which may be declared by the corporation. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating" which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation's debt securities. Rights and warrants are securities which entitle the holder to purchase the securities of a company (generally, its common stock) at a specified price during a specified time period. Because of this feature, the values of rights and warrants are affected by factors similar to those which determine the prices of common stocks and exhibit similar behavior. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. The purchase of rights and warrants are subject to certain limitations. See "Investment Restrictions."

CONVERTIBLE SECURITIES

         Securities of this type may be purchased by the Diversified Equity Portfolio and the Balanced Portfolio. They include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

         Convertible securities have an "investment value" which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes based upon prevailing interest rates and other factors. They also have a "conversion value" which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security's price, when price is influenced primarily by its conversion value, will generally yield less than a senior nonconvertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may never be realized.

FOREIGN SECURITIES

         Each Portfolio may invest up to 10% of its total assets, at the time of purchase, in foreign securities. As discussed in the Prospectus, each Portfolio may in addition invest in securities of certain Canadian issuers and securities purchased by means of American Depository Receipts ("ADRs") in an amount not to exceed 20% of a Portfolio's total assets at the time of purchase. Investments in foreign securities will be affected by a number of factors which ordinarily do not affect investments in domestic securities.

         Foreign securities may be affected by changes in currency exchange rates, exchange control regulations, changes in governmental administration or economic or monetary policy (in the U.S. and abroad), political events, expropriation or nationalization or confiscatory taxation. Dividends and interest paid on foreign securities may be subject to foreign withholding and other foreign taxes. In addition, there may be less publicly available information concerning foreign issuers than domestic issuers, and foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards comparable to those of domestic issuers. Securities of certain foreign issuers and in certain foreign markets are less liquid and more volatile than domestic issues and markets, and foreign brokerage commissions are generally higher than in the U.S. There is also generally less regulation and supervision of exchanges, brokers and issuers in foreign countries.

         Securities denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency exchange rates and costs will be incurred in converting one currency to another. Exchange rates are determined by forces of supply and demand which forces are affected by a variety of factors including international balances of payments, economic and financial conditions, government intervention and speculation. Foreign currency exchange transactions of the Portfolios may be effected on a "spot" basis (cash basis) at the prevailing spot rate for purchasing or selling currency. The Portfolios may also utilize forward foreign currency contracts as described below.

FORWARD FOREIGN CURRENCY CONTRACTS

         As discussed in the Prospectus, the Portfolios authorized to invest in foreign securities may enter into forward currency contracts to purchase or sell foreign currencies as a hedge against possible variations in foreign exchange rates. A forward foreign currency exchange contract is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security, a Portfolio can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received ("transaction hedging"), or during the time the Portfolio holds the foreign security ("position hedging"). Hedging against a decline in the value of a currency through the use of forward contracts does not eliminate fluctuations in the prices of securities or prevent losses if the prices of securities decline. Hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. The Portfolios will not speculate in forward currency contracts. If a Portfolio enters into a "position hedging transaction," which is the sale of forward non-U.S. currency with respect to a security held by it and denominated in such foreign currency, the Fund's custodian will place cash or liquid securities in a separate account in an amount equal to the value of the Portfolio's total assets committed to the consummation of such forward contract. If the value of the securities placed in the account declines, additional cash or securities will be placed in the account so that the value of cash or securities in the account will equal the amount of the Portfolio's commitments with respect to such contracts. A Portfolio will not attempt to hedge all of its non-U.S. portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by its investment managers. The Portfolios will not enter into forward contracts for terms of more than one year.

         Each Portfolio also has the authority to engage in transactions in foreign currency options and futures, but the Portfolios have no intention to do so during the coming year. These options and futures are similar to options and futures on securities, except they represent an option to purchase or to sell an amount of a specified currency prior to expiration of the option at a designated price (in the case of a currency option), or a contract to purchase or deliver a specified amount of currency at an agreed upon future time and price (in the case of a currency future). Such transactions would be used for purposes similar to those described above for forward foreign currency contracts.

SECURITIES LOANS

         Consistent with applicable regulatory requirements, the Portfolios may lend their United States portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

         A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of securities will only be made to firms deemed by the Fund's management to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Portfolio which made the loan.

         When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Portfolios will pay reasonable finder's, administrative and custodial fees in connection with loans of securities. A Portfolio will not lend securities if to do so would cause it to have loaned securities in excess of one third of the value of the Portfolio's total assets, measured at the time of such loan. The Portfolios may lend foreign securities consistent with the foregoing requirements, but have no intention of doing so in the foreseeable future.

RESTRICTED AND ILLIQUID SECURITIES

         Each Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in restricted and illiquid securities. Restricted securities are securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933.
Illiquid securities are securities which may be subject to other types of resale restrictions or which have no readily available markets for their disposition. These limitations on resale and marketability may have the effect of preventing a Portfolio from disposing of a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Portfolio might have to bear the expense and incur the delays associated with effecting registration. In purchasing restricted securities, the Portfolios do not intend to engage in underwriting activities, except to the extent a Portfolio may be deemed to be a statutory underwriter under the Securities Act of 1933 in disposing such securities. Restricted securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies. Under the Fund's present policies, securities available for purchase and sale in accordance with Rule 144A under the Securities Act of 1933 are treated as restricted securities for the purposes of the limitation set forth above.

                               INVESTMENT RESTRICTIONS

         In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities, as defined in the Act. For a Portfolio to alter a fundamental policy requires the affirmative vote of the holders of (a) 67% or more of the shares of a Portfolio present at a meeting of shareholders, if the holders of at least 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio, whichever is less.

         No Portfolio may:

         1. Purchase the securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund, or any officer, partner or director of Hewitt or any investment manager, owns more than 1% of the outstanding securities of such issuer and such officers, partners and directors who own more than such 1% also own in the aggregate more than 5% of the outstanding securities of such issuer.

         2. Purchase the securities (other than Government Securities) of an issuer having a record, together with predecessors, of less than three years' continuous operations, if as a result of such purchase more than 5% of the value of the Portfolio's total assets would be invested in such securities.

         3. Purchase the securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.


         4. Make short sales of securities or purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of securities.

         5. Engage in the underwriting of securities except insofar as a Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a security.


         6. Purchase or sell real estate or interests therein, or purchase oil, gas or other mineral leases, rights or royalty contracts or development programs, except that a Portfolio may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.



         7. Invest for the purpose of exercising control or management of another company.



         8. Make loans of money or securities, except through the purchase of permitted investments (including repurchase and reverse repurchase agreements) and through the loan of securities (in an amount not exceeding one-third of total assets) by any Portfolio.

         9. Purchase or sell commodities, except that the Portfolios may purchase and sell financial futures contracts and options on such contracts and may enter into forward foreign currency contracts and engage in the purchase and sale of foreign currency options and futures.



         10. Invest more than 5% of the value of a Portfolio's total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. (Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.)



         11. Pledge, hypothecate, mortgage or otherwise encumber its assets, except as necessary to secure permitted borrowings. (Collateral arrangements and initial margin with respect to permitted options on securities, financial futures contracts and related options, and arrangements incident to other permitted practices, are not deemed to be subject to this restriction.)


         For purposes of these investment restrictions and those set forth in the Prospectus, and other limitations, all percentage limitations apply at the time of a purchase or initial investment. Any subsequent change in a percentage resulting from market fluctuations or other changes in the amount of total assets does not require the sale or disposition of an investment or any other action.

                         PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the general supervision of the Fund's Board of Directors, the investment managers are responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid. The Fund anticipates that its transactions involving foreign securities will be effected primarily on principal stock exchanges for such securities. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

         The investment managers currently serve as investment advisers to a number of clients, including other investment companies, and may in the future act as investment advisers to others. It is the practice of each of the investment managers to cause purchase and sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Portfolios.

         The policy of the Fund regarding purchases and sales of securities for its Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board of Directors of the Fund believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Portfolios and the investment managers from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the investment managers rely on their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

         In seeking to implement the Fund's policies, the investment managers effect transactions with those brokers and dealers who they believe provide the most favorable prices and which are capable of providing efficient executions. If the investment managers believe such price and execution are obtainable from more than one broker or dealer, they may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the investment managers. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the investment managers from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Fund directly. While such services are useful and important in supplementing their own research and facilities, the investment managers believe the value of such services is not determinable and does not significantly reduce their expenses.

         Consistent with the policies described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through investment managers or their affiliates which are registered brokers. In order for such transactions to be effected, the commissions, fees or other remuneration received by the broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an investment manager or its affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. In approving the use of an affiliated broker, the Board of Directors of the Fund, including a majority of the Independent Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid are consistent with the foregoing standard.

         The directors have considered the possibilities of seeking to recapture, for the benefit of the Portfolios, brokerage commissions and other expenses of portfolio transactions. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fees paid by the Portfolios. After considering all factors deemed relevant, the directors made a determination not to seek such recapture. The directors will reconsider this matter from time to time.


         Brokerage Comissions paid by the Diversified Equity Portfolio and Balanced Portfolio for the fiscal year ending June 30, were:

                           Diversified Equity                  Balanced
        1997                     66,076                         69,738
        1996                     53,652                         75,967
        1995                     34,915                         47,277
the fiscal year ended June 30, 1997 were $2,150 by the Diversified Equity Portfolio (in transactions having an aggregate value of $7,250,000) and $3,200 by the Balanced Portfolio (in transactions having an aggregate value of $8,700,000). During the period, no brokerage commissions were paid by the other two Portfolios.


         During the fiscal year ended June 30, 1997, the Portfolios held securities of Lehman Brothers Incorporated ("Lehman Brothers"); Merrill Lynch & Company ("Merrill Lynch"); Morgan Stanley Company ("Morgan Stanley"); and Paine Webber Incorporated ("Paine Webber") which are companies which may be deemed to be the Fund's "regular brokers or dealers," as defined by Rule 10b-1 under the Act, or the parents of such brokers or dealers.

         Securities of such companies were held by the Full Maturity Fixed Income Portfolio (Lehman Brothers, Pain Webber and Morgan Stanley), and the Diversified Equity Portfolio (J.P. Morgan, Merrill Lynch and Morgan Stanley).


    Aggregate holdings, as of June 30, 1997, were as follows:

    FULL MATURITY FIXED INCOME

    Lehman Brothers 11.625%       $375,000 principal amount
    Due 05/15/05

    Paine Webber 6.730%           $150,000 principal amount
    Due 01/20/04

    DIVERSIFIED EQUITY PORTFOLIO
    J.P. Morgan                          900 Common stock shares
    Merrill Lynch                      4,200 Common stock shares
    Morgan Stanley                     4,570 Common stock shares



                           DETERMINATION OF NET ASSET VALUE

         The Prospectus describes the days on which the net asset values per share of the Portfolios are computed for purposes of purchases and redemptions of shares by investors, and also sets forth the times as of which such computations are made and the requirements applicable to the processing of purchase and redemption orders. Net asset value is computed once daily each day the New York Stock Exchange is open and on each other day on which there is a sufficient degree of trading in a Portfolio's investments to affect net asset value, except that no computation need be made on a day on which no orders to purchase or redeem shares have been received. The New York Stock Exchange currently observes the following holidays: New Year's Day; Presidents' Day (third Monday in February); Good Friday (Friday before Easter); Memorial Day (last Monday in May); Independence Day;

Labor Day (first Monday in September); Thanksgiving Day (last Thursday in November); and Christmas Day.

         In valuing the assets of the Portfolios for purposes of computing net asset value, securities are appraised at market value as of the close of trading on each business day when the NYSE is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the last sales price as reported by NASDAQ. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options traded on national securities exchanges are valued at the last sales price prior to the time of computation of net asset value per share. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges. Securities for which quotations are not readily available and other assets are appraised at fair value as determined pursuant to procedures adopted in good faith by the Board of Directors of the Fund. Short-term debt securities will be valued at their current market value when available or fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Directors to be represented by amortized cost value, absent unusual circumstances. A pricing service may be utilized to determine the fair value of securities held by the Portfolios. Any such service might value the investments based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data processing techniques, a matrix system or both to determine valuation. The Board of Directors will review and monitor the methods used by such services to assure itself that securities are valued at their fair values.

         The values of securities held by the Portfolios and other assets used in computing net asset value are determined as of the time trading in such securities is completed each day, which, in the case of foreign securities, generally occurs at various times prior to the close of the NYSE. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Portfolios or their liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Fund's Board of Directors. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars at the mean between the bid and offer prices of the currencies against U.S. dollars last quoted by any major bank.

                                        TAXES

         It is the policy of the Fund each fiscal year to distribute substantially all of each Portfolio's net investment income and net realized capital gains, if any, to its shareholders. The Fund intends that each Portfolio will qualify as a regulated investment company under the provisions of the Internal Revenue Code. If so qualified, a Portfolio will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributed to its shareholders. To qualify for such tax treatment, a Portfolio must generally, among other things, (a) derive at least 90% of its annual gross income from dividends, interest (including payments received with respect to loans of stock and securities) and gains from the sale or other disposition of stock or securities and certain related income; (b) derive less than 30% of its annual gross income from the sale or other disposition for tax years commencing prior to August 6, 1997, of stock or securities or options or futures thereon and certain other investments held less than three months; and (c) diversify its holdings so that at the end of each fiscal quarter (i) 50% of the market value of the Portfolio's assets is represented by cash, Government Securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets or 10% of the voting securities of the issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than Government Securities). These requirements may limit the ability of the Portfolios to engage in transactions involving options and futures.

         Under present Maryland law, the Fund is not subject to any state income taxation during any fiscal year in which the Portfolios each qualify as a regulated investment company. However, the Fund might be subject to Maryland income taxes for any taxable year in which the Portfolios did not so qualify. Further, the Fund may be subject to tax in certain states where it does business. In those states which have income tax laws, the tax treatment of the Fund and its shareholders in respect to distributions may differ from federal tax treatment.

         Shareholders will be notified annually by the Fund as to the federal tax status of dividends and distributions paid to or reinvested by the shareholder for the preceding taxable year. In addition, dividend and long-term capital gains distributions may also be subject to state and local taxes. Each shareholder is advised to consult its own tax adviser concerning the tax effects of share ownership.

         It should be noted that both dividends and capital gains distributions received by an investor have the effect of reducing the net asset value of the shares by the exact amount of the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the distribution of realized long-term capital gains, such distribution would be at least a partial return of capital but nonetheless taxable at capital gains rates. Therefore, an investor should consider the tax consequences of purchasing shares immediately prior to a distribution record date.

         Dividends and interest received by the Portfolios on foreign investments may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

         Distributions by a Portfolio of net investment income and the excess of net short-term capital gains over net long-term capital loss are taxable to shareholders of that Portfolio as ordinary income regardless of whether such distributions are reinvested in additional shares or paid in cash. Distributions of net long-term gains, if any, are taxable as long-term capital gains regardless of how long the investor has held the shares and regardless of whether the distribution is received in additional shares or in cash.

         The Taxpayer Relief Act of 1997 (the "Act"), enacted in August 1997, dramatically changes the taxation of net capital gains by applying different rates thereto depending on the taxpayer's holding period and marginal rate of federal income tax. The Act, however, does not address the application of these rules to distributions by regulated investment companies and instead authorizes the issuance of regulations to do so. Accordingly, shareholders should consult their tax adviser as to the effect of the Act on distributions by the Fund to them of net capital gain.

         FUTURES CONTRACTS AND RELATED OPTIONS. Accounting for futures contracts and options on futures contracts will be in accordance with generally accepted accounting principles. Initial margin deposits made by a Portfolio upon entering into futures contracts will be recognized as assets. During the period the futures contract is open, changes in the value of the contract will be recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Maintenance margin payments will be made or received, depending upon whether gains or losses are incurred.

         Futures contracts, options on futures contracts and options on debt securities held by a Portfolio at the end of each fiscal year of each Fund may be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. The straddle rules of Section 1092 of the Code may require a Portfolio to defer losses incurred in certain transactions involving securities and options or futures on securities, and may affect a Portfolio's holding period in the asset offsetting the option or future. A Portfolio's ability to engage in the options and futures transactions may be limited by these rules.

                         PURCHASES AND REDEMPTIONS OF SHARES

         Shares of the Portfolios are offered for sale in a continuous offering directly by the Fund, without the use of any underwriter. They may be purchased and redeemed at their current net asset values per share, without any sales or redemption charges or fees, at the times and days, and in the manner described in the Prospectus. Shares are offered to member hospitals of the American Hospital Association and their affiliated organizations and to other eligible organizations and their members which have entered into Program Services Agreements with Hewitt and to the American Hospital Association (and its affiliated companies). Other hospital associations affiliated with AHA and their sponsored and affiliated organizations are also eligible to become Participants. The Board of Directors of the Fund in its sole discretion may at some future time permit additional types of organizations and their members which have entered into Program Service Agreements with Hewitt to purchase shares, but has no present plans to offer shares of the Fund to organizations other than those described under "The Fund and its Management - The Investment Consultant." Shares are not available for purchase by individual investors and are non-transferable.

         Payments for shares presented for redemption or repurchase will be made within seven days following receipt of the required documents as discussed in the Prospectus. Such payment may be postponed or the right of redemption suspended at a time when: (a) the NYSE is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practical or it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets; or (d) the SEC, by order, so permits for the protection of shareholders.


         The following table shows the calculation of the net asset value per share (offering price) of each Portfolio as of June 30, 1997:

                            (a)               (b)                 (c)
                                                                Offering
                                                                Price
                        Net Assets     Shares Outstanding       (a)-(b)
                       ------------    ------------------       --------
Full Maturity Fixed
Income Portfolio       $ 50,798,580         5,190,424           $  9.79
Limited Maturity Fixed
Income Portfolio       $141,023,375        13,873,901           $ 10.16

                                                                Offering
                                                                Price
                        Net Assets     Shares Outstanding       (a)-(b)
                       ------------    ------------------       --------
Diversified Equity
Portfolio              $ 70,590,398         3,407,458           $ 20.72
Balanced Portfolio     $ 52,137,138         3,507,529           $ 14.86



                            SPECIAL INVESTMENT TECHNIQUES

         As discussed in the Prospectus, each Portfolio may engage in certain transactions in options and futures contracts and options on futures contracts. The specific transactions in which each Portfolio may engage are noted and described in the Prospectus. The discussion below provides additional information regarding the use of options on stock indices and stock index futures. The Appendix to this Statement of Additional Information sets forth further details regarding options and futures.

REGULATORY MATTERS

         The Portfolios will comply with and adhere to all limitations on the manner and extent to which they effect transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. Under those restrictions, the Portfolios will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. (In general, a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) The Portfolios may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the Commodities Exchange Act and regulations thereunder. As to long positions which are used as part of a Portfolio's investment strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Portfolio's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

RISKS OF OPTIONS ON STOCK INDICES

         As discussed in the Prospectus, the purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurred, a Portfolio would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is a policy to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

         The purchaser of an index option may also be subject to a timing risk. If an option is exercised by a Portfolio before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Portfolio would be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, a Portfolio may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Portfolio will not purchase or sell any index option contract unless and until in the opinion of the investment manager the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on stocks.

STOCK INDEX FUTURES CHARACTERISTICS

         Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. A determination as to which of the index contracts would be appropriate for purchase or sale by a Portfolio will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

         Unlike when a Portfolio purchases or sells a security, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio will be required to deposit in its segregated asset account an amount of cash or qualifying securities
(currently U.S. Treasury bills) currently ranging from approximately 10% to 15% of the contract amount. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which a Portfolio may be required to make during the term of the contracts to its broker. Such payments would be required where, during the term of a stock index futures contract purchased by a Portfolio, the price of the underlying stock index declined, thereby making the Portfolio's position less valuable. In all instances involving the purchase of stock index futures contracts by a Portfolio, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Portfolio may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract. For a more complete discussion of the risks involved in stock index futures, refer to the Appendix ("Futures and Options").

         Where futures are purchased to hedge against a possible increase in the price of a security before a Portfolio is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline instead. If the Portfolio, as a result, concluded not to make the planned investment at that time because of concern as to the possible further market decline or for other reasons, the Portfolio would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if a Portfolio has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

                               PERFORMANCE INFORMATION

         As discussed in the Prospectus, from time to time the Fund may disseminate quotations of yield, total return and distribution rates. The Portfolios may provide quotations of total return. In addition, the Limited Maturity Fixed Income Portfolio and the Full Maturity Fixed Income Portfolio may also quote yield. Because the investment managers of the Portfolios may be appointed or terminated from time to time, as determined by Hewitt (subject to the approval of the Board of Directors of the Fund), it should be recognized that performance quotations may reflect investment results attributable in part to the performance of investment managers which no longer serve as such. Similarly, such quotations may not reflect, or may only reflect in part, investment results attributable to new investment managers which may be appointed from time to time.

         From time to time, the performance of a Portfolio or of individual accounts or mutual funds managed by an investment manager may be compared to the performance of other mutual funds following similar objectives, to a database including the performance of individually managed portfolios maintained by Hewitt or to recognized market indices. A Portfolio's return may also be compared to the cost of living (measured by the Consumer Price Index) or the return of various categories of investments (as measured by Ibbotson Associates or others) over the same period. In addition to performance rankings, each Portfolio may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper.

         In advertising materials, the Fund may quote or reprint financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Hewitt's services and products. Hewitt may provide information designed to clarify investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting. Materials may also include discussions of other products and services offered by Hewitt.

         The Fund may quote various measures of the volatility and benchmark correlation of the Portfolios in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare a Portfolio's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the Fund may also discuss or illustrate examples of interest rate sensitivity.

         TOTAL RETURN. The Portfolios' quotations of total return will reflect the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value according to the following formula:
                                            n
                                   P (1 + T)  = ERV

         "P" represents a hypothetical initial investment of $1,000; "T" represents average annual total return; "n" represents the number of years; and "ERV" represents the ending redeemable value of the initial investment. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ERV will be adjusted to reflect the effect of fees paid by Participants to Hewitt for its standard level of service for the average size shareholder account and reflect the effect of Hewitt's agreement to absorb certain expenses. Quotations of total return will be for a one year and five year periods ended on the date of the most recent balance sheet included in the Fund's registration statement and also for the 10 year period so ended at such time as the registration statement has been in effect for such period. Until such time as the registration has been effective for the ten year period, the Portfolios' quotations of total return will also include a quotation of total return for the time period during which the registration statement has been in effect or commencement of operations, whichever is later. The Portfolios may also provide quotations of total return for other periods and quotations of cumulative total returns, which reflect the actual performance of the Portfolios over the entire period for which the quotation is given..


         The average annualized total returns for the Portfolios of the Fund for the period July 1, 1996 through June 30, 1997 were as follows:

                                  Total Return        Days in Period
                                  ------------        --------------
Full Maturity Fixed
Income Portfolio                      8.09%        (365 days in period)

Limited Maturity Fixed
Income Portfolio                      6.03%        (365 days in period)

Diversified Equity
Portfolio                            32.97%        (365 days in period)

Balanced Portfolio                   23.23%        (365 days in period)

         YIELD. Quotations of yield by the Limited Maturity Fixed Income Portfolio and the Full Maturity Fixed Income Portfolio are computed by dividing net investment income per share earned during the period of the quotation by net asset value per share on the last day of the period, according to the following formula:
                                                  6
                              YIELD = 2 [(a-b + 1) - 1]
                                          ---
                                          cd

         "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of any reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents net asset value per share on the last day of the period. Expenses will be adjusted to reflect the effect of fees paid by Participants to Hewitt, as described above with respect to yield quotations. Yields will be quoted for one month periods, but may also be quoted for other periods. In calculating yield, interest earned on debt securities held is based on a computation of yield to maturity, which is then divided by 360 and multiplied by market value to determine the daily amount of interest earned. Dividends accrued on equity securities during the applicable period are also included, by accruing 1/360 of the stated dividend rate each day.


         The annualized yields of the Portfolios for the one month period ended June 30, 1997 were:

                                                 Yield
                                                 -----
    Full Maturity Fixed
      Income Portfolio                           6.46%

    Limited Maturity Fixed
      Income Portfolio                           6.07%


         NET ASSET VALUE. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Fund and reflects all elements of its return.

                                ADDITIONAL INFORMATION

CAPITALIZATION AND VOTING

         Interests in the Fund are represented by shares of common stock, $.01 par value, with interests in each of the four Portfolios represented by a separate series of such stock. The Fund's presently authorized capital is 200,000,000 shares. Under the Fund's Articles of Incorporation, the Board of Directors may increase the Fund's authorized shares, establish additional series representing new Portfolios and classes within series and redesignate unissued shares among the series. Additional classes within any series would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances.

         Each share of each series represents an equal proportionate interest with each other share of such series in the Portfolio represented by such shares, without any priority or preference over other shares of the same series. All consideration received for the sales of shares of a particular series, all assets in which such consideration is invested, and all income, earnings and profits derived therefrom is allocated and belongs to that series. As such, the interest of shareholders in a particular Portfolio is separate and distinct from the interest of shareholders of the other Portfolios, and shares of a Portfolio are entitled to dividends and distributions only out of the net income and gains, if any, of that Portfolio as declared by the Board of Directors.

         The assets of each Portfolio are segregated on the Fund's books and are charged with the expenses and liabilities of that Portfolio and with a share of the general expenses and liabilities of the Fund not attributable to any one Portfolio. The Board of Directors determines those expenses and liabilities deemed to be general, and these items are allocated among the Portfolios in proportion to the relative total net assets of each or as deemed equitable by the Board of Directors in its sole discretion.

         VOTING RIGHTS. Each shareholder is entitled to a full vote for each full share held (and fractional votes for fractional shares). After they have been appointed or elected, the directors serve for terms of indefinite duration and may appoint their own successors, provided that always at least a majority of the directors have been elected by shareholders. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting can, if they choose, elect all directors being elected, while the holders of the remaining shares would be unable to elect any directors. Under Maryland law, the Fund is not required and therefore does not intend to hold annual meetings of shareholders. The directors may call annual or special meetings of shareholders as may be required by the Act, Maryland law, or the Articles of Incorporation, or as they otherwise deem necessary or appropriate. In addition, the By-Laws of the Fund contain procedures under which a director may be removed by the written declaration or vote of the holders of two-thirds of the Fund's outstanding shares. A meeting of shareholders for such purpose is required to be called upon the request of the holders of 10% of the Fund's outstanding shares.

CONTROL PERSONS AND HOLDERS OF SECURITIES


         As of July 31, 1997, AHA may be deemed to control the Fund through its beneficial ownership, directly and through AHA affiliated companies and trusts, of 37% of the total outstanding shares of the Portfolios. Such AHA affiliated companies are separately operated and administered by separate boards, a majority of the members of which are persons who are not directors, officers or employees of AHA. AHA is a not-for-profit corporation organized under the laws of the State of Illinois and is located at One North Franklin, Chicago, Illinois 60606. AHA may also be deemed to control the Full Maturity Fixed Income Portfolio, the Limited Maturity Fixed Income Portfolio, the Balanced Portfolio and the Diversified Equity Portfolio through direct and also in the case of AHA, direct and indirect, beneficial ownership of shares of those Portfolios, as follows:

         45% direct and indirect beneficial ownership of the Full Maturity Fixed Income Portfolio

         42% direct and indirect beneficial ownership of the Limited Maturity Fixed Income Portfolio

         27% direct and indirect beneficial ownership of the Balanced
         Portfolio

         30% direct and indirect beneficial ownership of the Diversified Equity Portfolio


By exercising voting rights with respect to shares of the Fund, AHA and its affiliated entities may be able to determine the outcome of shareholder voting on matters as to which the approval of shareholders of the Fund (or such Portfolios) is required, depending upon the number of shares voting on such matters.


         As of July 31, 1997, Aha, American Hospital Association Retirement Trust, One North Franklin, Chicago, Illinois 60606; Baptist Health Care Corporation, 1000 West Moreno Street, Post Office Box 17500, Pennsacola, Florida 32522; Covenant Medical Center, 3421 West 9th Street, Waterloo, IA 50702; Deaton Specialty Hospital, 611 S. Charles Street, Baltimore, MD 21230; Graham Hospital, 210 W. Walnut Street, Canton, Illinois 61520; Lee Hospital, 320 Main Street, Johnstown, Pennsylvania 15901 and Lewistown Hospital, 400 Highland Avenue, Lewistown, Pennsylvania 17044 owned of record and beneficially owned directly 21%, 23%, 5%, 7%, 5%, 7%, 11% and 5%, respectively, of the outstanding shares of the Full Maturity Fixed Income Portfolio. By aggregating its direct ownership of shares with shares owned by affiliated entities, AHA, as of such date, may be deemed to beneficially own, directly and indirectly, 45% of the outstanding shares of the Full Maturity Fixed Income Portfolio.

         As of July 31, 1997, Aha, Hospital Research & Education Trust, One North Franklin, Chicago, Illinois 60606; Lewistown Hospital and Sherman Hospital, 934 Center Street, Elgin, Illinois 60120 owned of record and beneficially owned directly 33%, 6%, 7%, and 11%, respectively, of the outstanding shares of the Limited Maturity Fixed Income Portfolio. By aggregating its direct ownership of shares with shares owned by affiliated entities, AHA, as of such date, may be deemed to beneficially own, directly and indirectly, 27% of the outstanding shares of the Limited Maturity Fixed Income Portfolio.

         As of July 31, 1997, Aha, American Hospital Association Retirement Trust; Baptist Health Care Corporation; Flathead Health Center, 325 Claremont Street, Kalispell, Montana 59901; Lee Hospital AND Lutheran Health Foundation, 3024 Fairfield Avenue, Fort Wayne, Indiana 46807; Saint Mary's Regional Medical Center, 235 West 6TH Street, Reno, Nevada 89520 owned of record and beneficially owned directly 14%, 13%, 23%, 12%, 8%, 17% and 5%, respectively, of the outstanding shares of the Balanced Portfolio. By aggregating its direct ownership of shares with shares owned by affiliated entities, AHA, as of such date, may be deemed to beneficially own, directly and indirectly, 25% of the outstanding shares of the Balanced Portfolio.

         As of July 31, 1997, Aha, American Hospital Association Retirement Trust; Baptist Health Care Corporation; Flathead Health Center; Galesburg Cottage Hospital, 6950 North Kellogg Street, Galesburg, Illinois 61401; Lee Hospital and Lewistown Hospital and SAINT Mary'S Regional Medical Center owned of record and beneficially owned directly 11%, 17%, 15%, 9%, 10%, 11%, 6% and 5%, respectively, of the outstanding shares of the Diversified Equity Portfolio. By aggregating its direct ownership of shares with shares owned by affiliated entities, AHA, as of such date, may be deemed to beneficially own, directly and indirectly, 30% of the outstanding shares of the Diversified Equity Portfolio.

DIRECTOR AND OFFICER LIABILITY

         Under the Fund's Articles of Incorporation and the Maryland General Corporation Law, the directors, officers, employees and agents of the Fund are entitled to indemnification under certain circumstances against liabilities, claims and expenses arising from any threatened, pending or completed action, suit or proceeding to which they are made parties by reason of the fact that they are or were such directors, officers, employees or agents of the Fund, subject to the limitations of the Act which prohibit indemnification which would protect such persons against liabilities to the Fund or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence or reckless disregard of duties.

INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois, are the independent public accountants of the Fund. The independent accountants are responsible for auditing the financial statements of the Fund. The selection of the independent accountants is approved annually by the Fund's Board of Directors.

CUSTODIAN AND TRANSFER AGENT

         Firstar Trust Company (the "Custodian"), 615 East Michigan Avenue, Milwaukee, Wisconsin, serves as custodian for the securities and cash assets of the Fund. Cash held by the Custodian, which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of insurance coverage limits (presently, $100,000). Firstar Trust Company also serves as transfer agent of the Fund's shares and dividend disbursing agent and provides additional services as the Fund's shareholder servicing agent. For the fiscal year ending June 30, 1997 Firstar was paid $151,900 for providing Custodian and Transfer Agent services to the Fund.


ACCOUNTING SERVICES

         Firstar Trust Company provides accounting services to the Fund pursuant to an Accounting Servicing Agreement dated as of September 1, 1994. Under the Agreement, it provides the Portfolios with necessary accounting services incident to their operations and securities transactions, determines the net asset values per share of the Portfolios in accordance with policies adopted by the Fund's Board of Directors, maintains the Fund's books of account and such required records as may be related to these services. In consideration of these services, the Fund pays Firstar Trust Company a monthly fee of $7,833.33 plus a fee computed at the annual rate of 0.02% of the average net assets of the Fund during the month, plus certain expenses.

REPORTS TO SHAREHOLDERS

         Shareholders of each Portfolio will be kept fully informed through annual and semi-annual reports showing diversification of investments, securities owned and other information regarding the Portfolio's activities. The financial statements of each Portfolio must be audited at least once a year by the Fund's independent accountants.

LEGAL COUNSEL

         Schulte Roth & Zabel LLP, New York, New York serves as Counsel to the Fund.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

FINANCIAL STATEMENTS


         The audited financial statements of the Fund as of June 30, 1997, included in this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

                                       APPENDIX
                                 FUTURES AND OPTIONS

         The following information should be read in conjunction with the discussions of options and futures in the Prospectus and elsewhere in this Statement of Additional Information.

OPTIONS ON SECURITIES

         An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium."
The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

         Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

         Options on securities and options on indices of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. Options on securities and indices purchased and written by the Portfolios may be traded on NASDAQ rather than on an exchange. Any options not traded on an exchange must be effected with primary government securities dealers recognized by the Board of Governors of the Federal Reserve System.

         An option position in an exchange traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that a Portfolio would have to exercise the option in order to realize any profit. This would result in the Portfolio incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If a Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, unless the Portfolio is required to


                                        APP-1
deliver the stock pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

         Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

         The use of over-the-counter options is discussed in the Prospectus. See "Special Investment Techniques."

OPTIONS ON STOCK INDICES

         In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

         The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stock included in the index and the index fluctuates with changes in the market values of the stocks so included.


                                        APP-2

FUTURES CONTRACTS ON FIXED INCOME
SECURITIES AND STOCK INDICES

         A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate futures contracts, the fixed income securities underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

         A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

         Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper.

         A stock index futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a stock index. The types of indices underlying stock index futures contracts are essentially the same as those underlying stock index options, as described above. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

OPTIONS ON FUTURES CONTRACTS

         An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract in the case of a put option, at a fixed exercise price


                                        APP-3
to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.


                                        APP-4